As filed with the Securities and Exchange Commission on
                 April 30, 2008
	Registration Nos. 33-13754,  811-05127
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933            X

Post-Effective Amendment No. 36             X
and
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940    X

Amendment No. 36                            X

ADVANCE CAPITAL I, INC.
(Exact Name of Registrant as Specified in Charter)
One Towne Square, Suite 444, Southfield, Michigan 48076
(Address of Principal Executive Offices)
(248) 350-8543
(Registrant's Telephone Number, including Area Code)

Robert J. Cappelli, President
Advance Capital I, Inc., One Towne Square, Suite 444, Southfield,
Michigan 48076
(Name and Address of Agent for Service)

Copy to:
Paul R. Rentenbach
Dykema Gossett PLLC
400 Renaissance Center
Detroit, Michigan 48243
(313) 568-6973

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective
(check appropriate box):
[   ] 	 60 days after filing pursuant to Rule 485(a)(1), or
[   ]	 On ________, 200_, pursuant to Rule 485(a)(1), or
[   ] 	 75 days after filing pursuant to Rule 485(a)(2), or
[   ]	 On ________, 200_, pursuant to Rule 485(a)(2).
[X  ]	 Immediately upon filing pursuant to Rule 485(b), or
[   ] 	 On August 31, 2001, pursuant to Rule 485(b).
If appropriate, check this box:
[   ]	 This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                                 A D V A N C E
                                C A P I T A L   I
                       P.O. Box 3144, Southfield, MI 48037


                                   Prospectus
                       Retail Shares and Institutional Shares


                        An Investment Company With Four Funds:
                                Retirement Income Fund
                                     Balanced Fund
                                    Core Equity Fund
                                   Equity Growth Fund

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                               April 30, 2008

                               TABLE OF CONTENTS
                                                                      PAGE
                                                                     ------
RISK/RETURN SUMMARY:
INVESTMENTS, RISKS AND PERFORMANCE . . . . . . . . . . . . . . . . . . 1
Retirement Income Fund . . . . . . . . . . . . . . . . . . . . . . . . 1
Balanced Fund . . . . . . . . .  . . . . . . . . . . . . . . . . . . . 5
Core Equity Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Equity Growth Fund . . . . . . . . . . . . . . . . . . . . . . . . . . 12

FEES and EXPENSES . . . . .  . . . . . . . . . . . . . . . . . . . . . 17

MANAGEMENT. . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . 19

SHAREHOLDER INFORMATION
Pricing of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . 21
Who May Purchase Shares .. . . . . . . . . . . . . . . . . . . . . . . 22
How to Purchase Shares . . . . . . . . . . . . . . . . . . . . . . . . 22
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . 23
How to Redeem Shares From An IRA Account . . . . . . . . . . . . . . . 23
How to Redeem Shares From A Non-IRA Account . . .. . . . . . . . . . . 23
Restrictions on Redemptions . . . . . . . . . . .. . . . . . . . . . . 24
How to Exchange Shares . . . . . . . . . . . . . . . . . . . . . . . . 25
Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . 25
Distribution Options . . . . . . . . . . . . . . . . . . . . . . . . . 26
Tax Consequences . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Privacy Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Portfolio Holdings Disclosure Policy . . . . . . . . . . . . . . . . . 27

FINANCIAL HIGHLIGHTS . . . . ..  . . . . . . . . . . . . . . . . . . . 28

RISK/RETURN SUMMARY:
INVESTMENTS, RISKS, AND PERFORMANCE
The purpose of this section is to provide you with a brief overview of each of the Funds. There is no guarantee that any of the Funds will meet its stated investment objective. Each Fund's share price will change based on fluctuations in the market. Shares may be worth more or less when you sell them than when you purchased them. The likelihood of loss is greater if you invest for a shorter period of time. Mutual fund shares are not deposits of, obligations of, or guaranteed by any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risk, including possible loss of the original amount invested.

The RETIREMENT INCOME FUND
seeks to provide investors with current income at a moderate level of risk.

Principal Investment Strategies and Security Selection Criteria
The Retirement Income Fund strives to meet its investment objective by investing in a broad range of fixed income investments. The Fund invests at least 65% of its total assets in corporate or U.S. Government fixed income securities. The remaining assets may be invested in preferred stocks, U.S. Government agency securities, U.S. Government obligations, Yankee Bonds and money market instruments. These non-principal investments are discussed in the Statement of Additional Information (SAI).

When choosing investments, the portfolio manager adheres to the following policies:
1) The Fund may invest as much as 33% of the total assets in lower rated, high-yielding securities (junk bonds), rated between Ba1 and B2 by Moody's or between BB+ and B by Standard and Poors ("S&P"). If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the Fund. In the event that a security held by the Fund is downgraded below B3 by Moody's and B- by S&P, the Fund may continue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security.
2) No more than 50% of the Fund's total assets will be invested in obligations issued or guaranteed by the U.S. Government.
3) At least 50% of total assets will be invested in the following securities:
   - obligations of, or guaranteed by the U.S. Government or its agencies
   - corporate debt or preferred stocks rated Baa3 or higher by Moody's, or BBB- or higher by S&P
4) The Fund may hold unrated securities if the portfolio manager believes that the securities are comparable in investment quality to the rated securities. However, the Fund will hold no more than 5% of the total assets in unrated securities.

[SIDEBAR]
A Word About Risk . . .
Risk is the possibility that your investment might lose value. When assessing risk, it is important to remember that the higher the risk of losing money, the higher the potential reward. As you consider an investment in the Funds, you should also consider your own tolerance for the daily fluctuations in the stock and bond markets.

Because of the several types of risk described on the following pages, your investment in the Funds, as with any investment, could lose money!

A Word About Bonds and Interest Rates . . .
When interest rates rise, bond prices fall. The opposite is also true. Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher yielding bonds available, you would have trouble selling your 5% bond for the price you paid, causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.
[END SIDEBAR]

5) The portfolio manager uses credit analysis, security research and credit ratings when choosing bonds.

   The portfolio manager takes into consideration such factors as the following:
     - present and potential liquidity
     - capability to generate funds
     - profitability
     - adequacy of capital

When selling investments, the portfolio manager considers the following:
   1) Whether the current market price accurately reflects the credit worthiness of the company.
   2) Whether changes in the industry could have a negative impact on the company's business or marketing opportunities.
   3) Credit ratings which fall below the Fund's minimum standards.
   4) The possible impact of rising or falling interest rates on bonds in the Fund.

The Retirement Income Fund may adjust the average maturity based on the interest rate outlook. When interest rates are expected to rise and bond prices fall, the Fund may hold bonds with a shorter average maturity. When rates are expected to fall and bond prices rise, the Fund may hold bonds with a longer average maturity.

The investment adviser may adjust the quality of bonds held based on current economic conditions. Any adjustment in the maturity or quality of the holdings may cause an increase in portfolio turnover resulting in an increase in expenses.

Principal Risks
Interest Rate Risk - The Retirement Income Fund is subject to potential fluctuations in bond prices due to changing interest rates. Bonds with longer maturities have greater interest rate risk than do bonds with shorter maturities.

Low Credit Rating - Issuers of junk bonds are not as strong financially as those companies issuing investment grade bonds. Investments in junk bonds are considered to be predominantly speculative when compared to investment grade bonds. The value of debt securities may be affected by changing credit ratings.

Credit Risk - Whenever the Retirement Income Fund purchases a bond, there is the chance that the issuer will default on its promise to pay interest and/or principal at maturity. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond's credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking additional risk.

U.S. Government Agency Risk - Some U.S. Government agency securities, such as those of the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), have only limited support from the agency's authority to borrow from the U.S. Government or the discretionary authority of the Treasury to purchase obligations of the issuing agency. Agencies with limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings.

Call Risk - Investment grade and high-yield bonds may contain redemption or call provisions which, if called during a period of declining interest rates, may cause the Fund to replace the security with a lower yielding security, resulting in a decreased return for investors.

Prepayment Risk - There is the risk that an investor will receive a portion of his principal prior to the stated investment's maturity date and have to invest such proceeds at a lower interest rate. Mortgage-backed securities are subject to prepayment risk.

Limited Market Trading - There may be little market trading for particular bonds, which may adversely affect the Fund's ability to value or sell the bonds.

Who Should Invest?
The Retirement Income Fund may be suitable for you if:
  - You want to add a high risk fixed income fund to your current portfolio
  - You have a long-term time horizon (at least five years)
  - You are seeking current income rather than growth
  - You have a high risk tolerance and can accept large price swings

Because of the several types of risk described in this prospectus, you could lose money!

Investment Results
The following information illustrates how the Retirement Income Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five, and ten years compare with those of a broad measure of market performance. Past performance (before and after taxes) should not be used to attempt to predict future performance.


[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. RETIREMENT INCOME FUND
ANNUAL RETURNS BAR CHART BEFORE TAXES FOR RETAIL SHARES FOR 1998-2007]

1998    6.33%
1999   -2.33%
2000    6.59%
2001    7.95%
2002    8.80%
2003    9.75%
2004    6.78%
2005    2.28%
2006    3.97%
2007    3.43%

The Retirement Income Fund's highest/lowest quarterly results for Retail Shares during this time period were:

Highest: +5.21% 2nd quarter 2003
Lowest:  -3.98% 2nd quarter 2004

The returns for Institutional Shares offered by this prospectus will be higher than the Retail Share returns shown in the chart above due to the fact that Retail Shares pay a distribution fee under Rule 12b-1 of 0.25% of average net assets.

All Retirement Income Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund' performance results are shown on a pre-tax and after-tax basis for Retail shares, as required by the Securities and Exchange Commission ("SEC") rules. Total returns shown "after taxes on distributions" for Retail Shares reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the Retail Shares.

After-tax returns for Retail Shares are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account ("IRA").

Retail Shares and Institutional Shares are offered by this prospectus. After tax returns are shown only for Retail Shares and will vary for other classes. Average Annual Total Returns for Institutional Shares are not shown in the table below because the Institutional Shares had not commenced operations.

[SIDEBAR]
A Word About past performance . . .
When you see information on a Fund's performance, do not consider the figures to be an indication of the performance you could expect by making a purchase in the Fund today.

The past is an imperfect guide to the future and you should not expect future performance to be predicted by past performance.



                             Performance Summary
                            ----------------------

                        Average Annual Total Returns
                    For the Periods Ended December 31, 2007
-------------------------------------------------------------------------------------------------
                                                                1 Year        5 Years   10 Years
-------------------------------------------------------------------------------------------------
Retirement Income Fund - Retail Shares
   Before taxes                                                  3.43%         5.21%     5.30%
   After taxes on distributions                                  1.40%         3.36%     2.94%
   After taxes on distributions and sale of fund shares          2.21%         3.46%     3.09%

Retirement Income Fund - Institutional Shares
   Before taxes*                                                  N/A           N/A        N/A
-------------------------------------------------------------------------------------------------
Indexes (reflect no deductions for fees, expenses or taxes)
   Lehman Brothers Aggregate Bond Index                          6.96%         4.42%     5.97%
   Lipper BBB- Rated Fund Index                                  5.27%         5.54%     5.48%
-------------------------------------------------------------------------------------------------


* Institutional shares commenced operations on May 4, 2007, and have not yet completed a full year of operations.

Lehman Brothers Aggregate Bond Index - is an unmanaged index generally representative of intermediateterm government bonds, investment grade corporate debt securities and mortgage-backed securities. You cannot invest directly in an index.

Lipper BBB-Rated Fund Index - is made up of the 30 largest mutual funds that hold at least 65% of the total fund assets in corporate or government bonds with credit ratings in the top four grades. You cannot invest directly in an index.


The BALANCED FUND
seeks to provide capital growth, current income and preservation of capital through a portfolio of stocks and fixed income securities.

Principal Investment Strategies
The Balanced Fund strives to reach its investment objective by investing in a mixed portfolio of stocks and bonds. The Fund normally invests 60% of total assets in common stocks and 40% in fixed income securities. The Fund may hold a limited amount of cash to be used for redemptions.

Security Selection
The Balanced Fund seeks to provide investors with capital appreciation, current income and preservation of capital by investing in a mix of stocks and bonds. Equity securities will not represent less than 25% of total assets. Fixed income securities may represent as much as 75%, but not less than 25% of total assets.

The investment adviser invests in common stocks of large, established companies as well as small to mid-size companies that are considered to have good growth potential.

Bond and fixed income investments include U.S. Government and agency securities, investment grade securities (rated Baa3 or better by Moody's or BBB- or better by S&P) and other debt securities. In the event that a security held by the Balanced Fund is downgraded below investment grade, the Fund may continue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security.

The Balanced Fund primarily invests in common stocks and investment grade bonds. Although not principal to the Balanced Fund's objective, the Fund may also invest in other securities including foreign securities, preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may also write covered call options and purchase put options on securities and financial indices.

In pursuing its investment objective, the Balanced Fund's adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Balanced Fund may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure gains, limit losses, or redeploy assets into more promising opportunities.

When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:
   1) The potential impact of management changes, strategic marketing opportunities and competition on both the large-cap value and small-cap growth stocks in the Fund.
   2) Whether a security's price is overvalued compared to future earnings growth.
   3) The likely impact of rising or falling interest rates on bonds in the Fund.
   4) Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.


Principal Risks

Price Volatility - The return from the stock portion of the portfolio will rise and fall with changes in the broad market, a particular industry, as well as changes in the individual investments. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. The Balanced Fund's investments in small and mid-size companies could be volatile and sensitive to steep share price declines in the event their earnings disappoint investors. Bond prices will fluctuate as interest rates and credit ratings change. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons. Some reasons include:
   - lower than expected earnings;
   - increase in interest rates;
   - overall economic condition; or
   - investor perception.

Market Risk - The share price of the Fund will fluctuate with changing market conditions. Any investment in the Fund may be worth more or less when redeemed than when purchased. The Balanced Fund should not be relied upon for short-term financial needs.

Foreign Market Risk - To the extent the Fund invests in foreign stocks and bonds, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Stocks vs. Bonds - Balanced funds are considered "middle-of-the-road" investments. Because stocks and bonds can move in different directions, balanced funds attempt to use the rewards from one type of investment to offset the risks of another. While the securities in the portfolio tend to "balance" each other out, investors still face the risk of losing money when investing. The risks vary depending on the Balanced Fund's mix of stocks, bonds and money market securities. The greater the percentage of stocks, the greater the risk. The Balanced Fund's bond holdings help to lessen some of the volatility that the stocks create. Although investors think bonds are less risky than stocks, there have been times when bond values have fallen due to rising interest rates. A balanced fund may not be as greatly affected by interest rate changes as a fund that is made up entirely of bonds. Also, the Fund's balance between stocks and bonds could limit its potential for capital growth compared to an all-stock fund.

Credit Risk - Whenever the Balanced Fund purchases a bond, there is the chance that the issuer will default on its promise to pay interest and/or principal at maturity. This risk applies also to U.S. Government agencies that have limited credit support or no legally required support from the U.S. Government, which could default on their obligations or suffer reductions in their credit ratings. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond's credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking additional risk.

Other Risks - Futures contracts and options can be highly volatile and could reduce the Fund's total return. Any attempt by the Fund to use such investments for hedging purposes may not be successful.

Who Should Invest?
The Balanced Fund may be suitable for you if:
   - You want to add a balanced fund to your existing portfolio
   - You are looking for a moderate level of growth and a moderate level of income
   - You have a long-term time horizon (at least 5 years)
   - You can tolerate the ups and downs of movement in the stock and bond markets

Because of the several types of risk described in this prospectus, you could lose money!

[SIDEBAR]
A Word About Portfolio Diversification . . .

Portfolio Diversification is the process of buying securities that are different from each other. In general, the more diversified a fund's portfolio of securities, the less likely that a specific security's poor performance will hurt the fund. Each of the Advance Capital I, Inc. Funds is diversified.
[END SIDEBAR]

Investment Results
The following information illustrates how the Balanced Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five and ten years compare with those of a broad measure of market performance. Past performance (before and after taxes) should not be used to attempt to predict future performance.

[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. BALANCED FUND ANNUAL
RETURNS BAR CHART BEFORE TAXES FOR RETAIL SHARES FOR 1998-2007]

1998    13.15%
1999     8.37%
2000    10.13%
2001    -1.58%
2002    -6.72%
2003    19.96%
2004     9.05%
2005     4.79%
2006     9.91%
2007     6.67%



The Balanced Fund's highest/lowest quarterly results for Retail Shares during this time period were:

     Highest: +11.61% 2nd quarter 2003
     Lowest:   -8.09% 3rd quarter 2002

The returns for Institutional Shares offered by this prospectus will be higher than the Retail Share returns shown in the chart above due to the fact that Retail Shares pay a distribution fee under rule 12b-1 of 0.25% of average net assets.

All Balanced Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis for Retail Shares, as required by the SEC rules. Total returns shown "after taxes on distributions" for Retail Shares reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" for Retail Shares assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the Retail Shares.

After-tax returns for Retail Shares are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.

Retail Shares and Institutional Shares are offered by this prospectus. After tax returns are shown only for Retail Shares and will vary for other classes. Average Annual Total Returns for Institutional Shares are not shown in the table below because the Institutional Shares had not commenced operations.


Performance Summary
Average Annual Total Returns
For the Periods Ended December 31, 2007
-------------------------------------------------------------------------------------------------------
                                                                      1 Year     5 Years     10 years
-------------------------------------------------------------------------------------------------------
Balanced Fund - Retail Shares
   Before taxes                                                        6.67%      9.94%       7.13%
   After taxes on distributions                                        4.82%      8.47%       5.67%
   After taxes on distributions and sale of fund shares                6.00%      8.21%       5.55%

Balanced Fund - Institutional Shares
   Before taxes*                                                        N/A        N/A          N/A
------------------------------------------------------------------------------------------------------
Indexes (reflect no deductions for fees, expenses or taxes)
   Lipper Balanced Index                                               6.53%     10.33%      6.13%
   Composite Index                                                     6.19%      9.53%      6.37%
-------------------------------------------------------------------------------------------------------


* Institutional shares commenced operations on May 4, 2007, and have not yet completed a full year of operations.

Lipper Balanced Index - consists of the 30 largest mutual funds whose primary investment objective is to conserve principal by maintaining, at all times, a balanced portfolio of stocks and bonds. You cannot invest directly in an index.

Composite Index - consists of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. You cannot invest directly in an index.

S&P 500 Index - A capitalization weighted index of 500 stocks. The index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You cannot invest directly in an index.

Lehman Brothers Aggregate Bond Index - is an unmanaged index generally representative of intermediateterm government bonds, investment grade corporate debt securities and mortgage-backed securities. You cannot invest directly in an index.


The CORE EQUITY FUND
seeks to provide investors with long-term growth of capital by investing primarily in stocks of companies with market capitalizations of at least
$1 billion that have improving fundamentals and whose stock is under valued by the market.

Principal Investment Strategies
The Core Equity Fund strives to reach its investment objective under normal market and economic conditions by investing primarily (at least 80% of net assets) in a diversified group of companies whose stocks or depositary receipts are listed for trading on the New York Stock Exchange or the NASDAQ Global Select Market or the NASDAQ Global Market and which have a market capitalization of more than $1 billion. These companies may be headquartered in the U.S. or in foreign countries. Generally, the Fund will be invested in between 45 and 65 companies at any given time.

The portfolio managers of the Core Equity Fund believe that active portfolio management may be rewarded due to a level of inefficiency in the market. These inefficiencies can be uncovered quantitatively and enhanced by a fundamental review. They are exploited through a rigorous and consistently applied discipline which is focused on valuation characteristics, changing investor expectations, earnings quality and effective capital deployment.
The Fund has a core strategy that will tilt toward growth and value stocks based on opportunities. Changes in the types of stocks that the Fund invests intend to be evolutionary and should be characterized as gradual enhancements to the portfolio at any point in time.

Security Selection
When choosing stocks, the portfolio managers use a combination of top-down quantitative models, and fundamental bottom-up research and personal contacts to select companies with the following characteristics:
   - Low price to earnings ratios
   - Low price to cash flow ratios
   - Positive earning estimate revisions
   - High quality of earnings
   - Efficient capital deployment
   - Current market trends

Valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered.

The portfolio managers screen a universe of stocks with a market capitalization of $1 billion or more for the above characteristics. Each security is evaluated based on its relative historical performance and performance relative to its sector. Stocks are also evaluated using a return on invested cash flow model that provides a theoretical discounted "warranted" price of each security. The combined output of the individual models is aggregated and each security is provided a relative score. Stocks with an attractive score are evaluated further using traditional fundamental techniques for balance sheet strength, earnings sustainability and free cash flow. Stocks with attractive characteristics after this review are deemed potential candidates for inclusion in the funds portfolio. An additional review is made for technical factors such as current price trends, volume and current stock ownership to help identify appropriate entry and exit points. Finally, the portfolio managers evaluate any insights that they can develop regarding competitors, management or industry trends to verify the information mentioned above. The result is a list of attractive stocks that ultimately are available for investment by the Fund.

The managers select the individual stocks that comprise the portfolio for the Core Equity Fund. The Fund's benchmark is the Standard & Poor's 500 Stock Index. The Fund will normally have about a 10% exposure to any particular market sector and individual stock positions are normally limited to 5% of total assets at purchase and 7% of total assets at any other time.

In pursuing its investment objective, the Fund's adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Core Equity Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities. When considering whether or not to sell investments, the portfolio manager considers the following, as well as other factors:
   - The potential impact of management changes, strategic marketing opportunities and competition on the long-term growth prospects for the company.
   - Whether a security's price is overvalued compared to future earnings growth.
   - How changes in the economy will impact the value of a company's stock.
   - Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.


Related Risks
Market Risk - There is always the possibility that stock prices overall will decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Any investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs.

Company Risk - The value of a security may decline for a number of reasons which relate directly to the company, such as management performance, financial leverage and reduced demand for the company's goods and services.

Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. The Subadviser and each member of the portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no assurance that these will produce the desired results.

Price Volatility - The Fund's return will rise and fall with changes in the broad market as a whole which can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons. Some reasons include:
   - Lower than expected earnings
   - Increase in interest rates
   - Overall economic condition
   - Investor perception

Foreign Market Risk - The Fund may invest up to 10% of its net assets in stocks of foreign companies, but does not intend to invest in so-called "emerging markets." To the extent the Fund invests in foreign securities, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Small-Cap Company Risk - The Fund may invest in stocks of companies considered to be "small-cap" (with market capitalizations below $1 billion). The general risks associated with equity securities and liquidity are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees.

Stocks of smaller companies may trade less frequently and in lesser volume than more widely held companies and their values may fluctuate more sharply than other stocks.

Technology Stocks Risk - Many small and mid-cap companies are involved in developing technology and technology related products. Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

New Fund Risk - There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. The Board of Directors can liquidate the Fund without a shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders, and may result in adverse tax consequences to the shareholders of the Fund.


The EQUITY GROWTH FUND
seeks to provide investors with long-term growth of capital by investing primarily in stocks of small and medium-sized companies.


Principal Investment Strategies
The Equity Growth Fund strives to reach its investment objective by investing primarily (at least 65% of assets) in a diversified group of small and medium-sized growth companies. Small companies are considered to have market capitalization less than $3.3 billion. Medium-sized companies are considered to have market capitalization in the range of companies comprising the S&P MidCap 400 Index or the Russell Midcap Growth Index at the time of purchase. This market capitalization range is between about $1 billion and $10 billion. The Fund has the flexibility to purchase some larger companies. The market capitalization of companies in the fund's portfolio, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges. The portfolio manager looks for companies that are early in their development, have new management, new products or recent structural changes. You may never have heard of many of these companies. They usually do not pay dividends. Instead, typically they reinvest all profits back into the business to help it grow. Any income earned in this Fund should be considered incidental.

Security Selection
The Equity Growth Fund seeks long-term growth of capital by investing in small and medium-sized growth companies. When choosing stocks, the portfolio manager uses a combination of top-down quantitative models and fundamental bottom-up research to select companies with the following characteristics:
   - A demonstrated ability to consistently increase revenues, earnings, and cash flow;
   - Capable management;
   - Attractive business niches; and
   - A sustainable competitive advantage.

Valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered.

The Equity Growth Fund invests at least 80% of its total assets in common stocks with a focus on small and medium-sized growth companies, not including stock index futures and options. Although not principal to the Fund's objectives, the Fund may also invest in other types of securities if they offer better returns with less risk than common stocks alone. These securities include: foreign securities, preferred stocks, obligations issued and guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may also write covered call options and purchase put options on securities and financial indices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses.

In pursuing its investment objective, the Equity Growth Fund's adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Equity Growth Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities. When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:
   1) The potential impact of management changes, strategic marketing opportunities and competition on the long-term growth prospects for the company.
   2) Whether a security's price is overvalued compared to future earnings growth.
   3) How changes in the economy will impact the value of a company's stock.
   4) Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.


Related Risks
Price Volatility - The Equity Growth Fund's return will rise and fall with changes in the broad market, a particular industry, as well as changes in the individual investments. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons. Some reasons include:
   - Lower than expected earnings
   - Increase in interest rates
   - Overall economic condition
   - Investor perception

Market Risk - There is always the possibility that stock prices overall will decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Any investment in the Fund may be worth more or less when redeemed than when purchased. The Equity Growth Fund should not be relied upon for short-term financial needs.

Foreign Market Risk - To the extent the Fund invests in foreign securities, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Small and Medium-sized Companies - Although companies in the Equity Growth Fund may offer greater opportunity for growth than larger, more established companies, investments in small to medium-sized companies involve greater risks. Small and medium-sized companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Small and medium-sized companies tend to trade less frequently and are more sensitive to market changes than the market in general. In addition, these companies may be so small within their respective industries that they may become subject to intense competition from larger or more established companies. Finally, smaller growth stocks can have steep price declines if their earnings disappoint investors. Since the Fund will be significantly invested in this market sector, investors will be exposed to its volatility.

Technology Stocks Risk - Many small and mid-cap companies are involved in developing technology and technology related products. Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

Growth Stocks - Growth stocks can be volatile for several reasons. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. In general, stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry.

Other Risks - Futures contracts and options can be highly volatile and could reduce the Fund's total return. Any attempt by the Fund to use such investments for hedging purposes may not be successful.

Risk vs. Return - History indicates that small and medium-size company stocks provide higher returns than those of larger companies, but they also have greater risk. In comparison to larger, more established companies, smaller companies tend to:
   - Suffer more significant losses
   - Be more volatile and somewhat more speculative
   - Trade less often
   - Offer fewer product lines and have fewer financial resources

Who Should Invest?
The Equity Growth Fund may be suitable for you if:
   - You want to add a growth fund to your existing portfolio
   - You have a long-term time horizon (at least 5 years)
   - You want to focus on smaller-company stocks
   - You do not need, or are not concerned with, dividend income
   - You have a high tolerance for risk and can handle large price swings

Because of the several types of risk described in this prospectus, you could lose money!

Investment Results
The following information illustrates how the Equity Growth Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five and ten years compare with those of a broad measure of market performance. Past performance (before and after taxes) should not be used to attempt to predict future performance.

[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. EQUITY GROWTH FUND
ANNUAL RETURNS BAR CHART BEFORE TAXES FOR RETAIL SHARES FOR 1998-2007]

1998    16.23%
1999    50.14%
2000     7.10%
2001   -15.41%
2002   -22.14%
2003    36.60%
2004    14.45%
2005     9.94%
2006     9.39%
2007    13.38%

The Equity Growth Fund's highest/lowest quarterly results for Retail Shares during this time were:

   Highest: +34.09% 4th quarter 1999
   Lowest:  -25.24% 3rd quarter 2001

The returns for Institutional Shares offered by this prospectus will be higher than the Retail Share returns shown in the chart above due to the fact that Retail Shares pay a distribution fee under rule 12b-1 of 0.25% of average net assets.

All Equity Growth Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis for Retail Shares, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" for Retail Shares reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" for Retail Shares assume that you sold your shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the Retail Shares.

After-tax returns for Retail Shares are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.

Retail Shares and Institutional Shares are offered by this prospectus. After tax returns are shown only for Retail shares and will vary for other classes. Average Annual Total Returns for Institutional Shares are not shown in the table below because the Institutional Shares had not commenced operations.


Performance Summary
Average Annual Total Returns
For the Periods Ended December 31, 2007
--------------------------------------------------------------------------------------------------
                                                                      1 Year   5 Years   10 Years
--------------------------------------------------------------------------------------------------
Equity Growth Fund - Retail Shares
   Before taxes                                                        13.38%   16.34%    10.13%
   After taxes on distributions                                        10.71%   14.76%     9.02%
   After taxes on distributions and sale of fund shares                11.34%   14.14%     8.74%
Equity Growth Fund - Institutional Shares
   Before taxes*                                                        N/A       N/A       N/A
--------------------------------------------------------------------------------------------------
Indexes (reflect no deductions for fees, expenses or taxes)
   Russell Midcap Growth Index                                         11.43%   17.90%     7.59%
   Lipper Midcap Growth Fund Index                                     21.41%   17.92%     7.78%
--------------------------------------------------------------------------------------------------


* Institutional shares commenced operations on May 4, 2007, and have not yet completed a full year of operations.

Russell Midcap Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Lipper Midcap Growth Fund Index - is made up of the 30 largest mutual funds that hold at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. You cannot invest directly in an index.

FEES and EXPENSES
All Advance Capital I, Inc. Funds are no-load funds. This means you may purchase and sell shares in any of these mutual funds without incurring any sales charges. The table below shows that you pay no such fees. In addition, the following table describes the annual fees and expenses that you pay if you buy and hold shares of the Funds.


Shareholder Transaction Expenses
(fees paid directly from your investment)
----------------------------------------------------------------------------
                                                       Retail Shares and
                                                     Institutional Shares
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases             None
Maximum Deferred Sales Charge (Load)                         None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividend                                                  None
Redemption fee (1)                                           None
Exchange fee                                                 None

(1) A $50 fee is charged for total redemption of an IRA account.


Annual Fund Operating Expenses (1)
(expenses that are deducted from Fund assets)
-----------------------------------------------------------------------------
                            Mgmt  Distribution  Other       Total Annual Fund
        Fund                Fees  (12b-1) Fees  Expenses(2) Operating Exp.(4)
-----------------------------------------------------------------------------
Retirement Income Fund
  Retail Shares             0.47%     0.25%        0.06%        0.78%
  Institutional Shares (5)  0.47%     0.00%        0.09%        0.56%
Balanced Fund
  Retail Shares             0.67%     0.25%        0.05%        0.97%
  Institutional Shares (5)  0.67%     0.00%        0.07%        0.74%
Core Equity Fund
  Retail Shares             0.80%     0.25%        0.05%(3)     1.10%
  Institutional Shares (5)  0.80%     0.00%        0.05%(3)     0.85%
Equity Growth Fund
  Retail Shares             0.69%     0.25%        0.07%        1.01%
  Institutional Shares (5)  0.69%     0.00%        0.07%        0.76%
-----------------------------------------------------------------------------
(1) As a percentage of average daily net assets.
(2) Other Expenses include expenses incurred by the Fund's Administrator and Transfer gent, who are affiliates of the Adviser, which are reimbursed by the Fund and are estimated to be 0.03% of average daily net assets.
(3) These expenses are estimated because the Fund has not had a full year of operations yet.
(4) The Funds do not expect to invest in securities of other mutual funds to the extent that the fees and expenses attributable to any such acquired funds would exceed 0.01% of the expected Total Annual Fund Operating Expenses.
(5) The Other Expenses are estimated because the Institutional Shares have not had a full year of operations yet.


[SIDEBAR]
A Word About Fees and Expenses?
Fees and expenses are an important consideration when choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating the fund plus any transaction cost incurred when buying, selling, or exchanging shares. These costs can reduce the fund's return. Even small differences in fund expenses can have a dramatic impact over time. The funds'operating expenses are:

Management Fees - The percentage of fund assets paid to the fund's investment manager.

Distribution Fees - An annual charge ("12b-1") to existing shareholders to cover the cost of selling shares to new shareholders.

Other Expenses - Expenses for servicing of shareholder accounts, including costs for such services as:
  - providing statements and reports
  - disbursing dividends
  - maintaining accounts
  - custodial fees
  - professional fees
  - providing various other services.

These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Expenses vary among the funds for a variety of reasons, including fund size, differences in management fees, frequency of dividend payments, and average account size.
[END SIDEBAR]

Example
This example is intended to help you compare the cost of investing in the Advance Capital I, Inc. Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
-----------------------------------------------------------------------------
Fund                            1 Year    3 Years    5 Years   10 Years
-----------------------------------------------------------------------------
Retirement Income Fund
  Retail Shares                  $ 80       $249        $433     $  966
  Institutional Shares           $ 57       $179        $313     $  701
Balanced Fund
  Retail Shares                  $ 99       $309        $536     $1,190
  Institutional Shares           $ 76       $237        $411     $  918
Core Equity Fund
  Retail Shares                  $112       $350
  Institutional Shares           $ 87       $271
Equity Growth Fund
  Retail Shares                  $103       $322        $558     $1,236
  Institutional Shares           $ 78       $243        $422     $  942
----------------------------------------------------------------------------

The amounts shown in the above example should not be considered a representation of past or future expenses. The actual expenses may be greater or less than those shown.

Plan of Distribution
Retail Shares and Institutional Shares are offered by this prospectus. Advance Capital I, Inc. has a Plan of Distribution or "12b-1 Plan," which applies only to Retail Shares of the Fund, under which it may finance activities primarily intended to sell Retail Shares. The 12b-1 fees paid by the Fund, as a percentage of average net assets, are indicated in the Annual Fund Operating Expenses table above under "Fees and Expenses." Because these fees are paid out of the Fund's assets belonging only to the Retail Shares on an ongoing basis, they will increase the expense ratio for Retail Shares and may, over time, cost you more than other types of sales charges.

MANAGEMENT
The Company is governed by a Board of Directors that meets regularly throughout the year to review its activities, review contractual arrangements with companies that provide services to the Company, and review each Fund's performance. The majority of Directors are not "interested persons" of the Company. The Company is authorized to issue up to 1 billion shares of common stock, which may be classified into one or more classes, as the Board of Directors determines. Information about the Directors and executive officers of the Company may be found in the SAI.


Investment Adviser
Advance Capital Management, Inc. ("ACM"), One Towne Square, Suite 444, Southfield, MI 48076, began serving as investment adviser to Advance Capital I, Inc. in 1987 and currently serves as investment adviser to all of the Advance Capital I, Inc. Funds. ACM is responsible for the day-to-day management of the investment portfolios and other business affairs. ACM conducts investment research, offers advice and recommendations concerning each Fund's investments, and supplies certain administrative, compliance, and accounting services to the Funds. A discussion regarding the basis for the board of directors' approval of the investment advisory contract with ACM is available in the SAI.' The total management fee paid by the Funds, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under "Fees and Expenses". As of December 31, 2007, ACM had approximately $1.03 billion under management.

Sub-Advisers
T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, serves as the sub-adviser for the common stock portion of the Balanced Fund and for the Equity Growth Fund. ACM pays a subadvisory fee to T. Rowe Price out of its own assets, and no fund pays any portion of this subadvisory fee. T. Rowe Price is wholly owned by T. Rowe Price
Group, Inc., a publicly traded financial services holding company. It is one of the leading no-load mutual fund managers in the nation. As of December 31, 2007, T. Rowe Price and other affiliated investment management subsidiaries of T. Rowe Price Group, Inc. had approximately $400.0 billion under management.

Seizert Capital Partners, LLC. ("Seizert"), 185 West Oakland, Birmingham,
MI 48009, serves as the subadviser for the Core Equity Fund. ACM pays to Seizert a subadvisory fee out of its own assets equal to 0.40% of the Fund's average daily net assets, and the Fund does not pay any portion of this subadvisory fee. As of December 31, 2007, Seizert had approximately $1.19 billion under management.

Management Personnel
The individuals serving as the portfolio management team for ACM include:

Christopher M. Kostiz, earned his undergraduate degree in Finance from Michigan State University and his MBA in Finance from Wayne State University. Mr. Kostiz joined Advance Capital Management, Inc. in 1993. As Senior Portfolio Manager for the Funds, he directs the strategy and structure of the fixed income portfolios to conform to stated objectives and actively trades securities in the Funds. Mr. Kostiz has served as manager of the Retirement Income Fund and the bond portion of the Balanced Fund since 1995 and as manager of the Cornerstone Stock Fund since 1998.

Gregory O. MacKenzie, CFA, earned his undergraduate degree in Economics from the University of Michigan. Greg also earned his Chartered Financial Analyst
(CFA) designation in 2003. Prior to joining Advance Capital in December 2004, Greg was a private placement analyst for Asset Allocation & Management Co. in Chicago. In his current role, Greg is responsible for the research and investment monitoring of many of the fixed income securities in both the Retirement Income Fund and the Balanced Fund. He is also instrumental in the overall investment structure of the Advance Capital I, Inc. funds.

The individual serving as the portfolio manager for T. Rowe Price is:

Donald J. Peters, earned his B.A. in Economics from Tulane University and his MBA in Finance from the University of Pennsylvania, Wharton School.
Mr. Peters joined T. Rowe Price Associates, Inc. in 1993 and has held the position of Quantitative Investment Analyst, Portfolio Manager and his current position of Vice President. Mr. Peters has managed the Equity Growth Fund and the equity portion of the Balanced Fund since December 29, 1993.

The individuals serving as the portfolio management team for Seizert include:

Gerald L. Seizert, CFA and CIC, earned his undergraduate degree in Finance and his MBA in Finance from the University of Toledo, Ohio. Mr. Seizert founded Seizert Capital Partners, LLC in 2000, and has been its Chief Executive Officer since its inception. Prior to founding Seizert, he was employed by Munder Capital Management as a Managing Partner and Chief Investment Officer of Equities from April 1995 to December 1999, and also served as Munder's Co-Chief Executive Officer from January 1998 to July 1999. Mr. Seizert directs the equity disciplines of the firm and serves as portfolio manager to select clients.

Edward O. Eberle, CFA, earned his undergraduate degree in Finance from Michigan State University. He joined Seizert at its inception in December 2000 as a Senior Portfolio Manager and has been employed as President of Seizert since January 2002. Prior to joining Seizert, Mr. Eberle was employed as Executive Vice President of Valenti Capital, Senior Portfolio Manager for Munder Capital Management and Executive Vice President of Westpointe Financial Group. Mr. Eberle coordinates Seizert's investment process, co-manages the firm's investment disciplines and manages a hedge fund established in 1999 and now sponsored by Seizert.

David Collon earned his undergraduate degree in Finance from Lake Forest College and his MBA in Accounting from Wayne State University. He joined Seizert in October 2004 as a portfolio manager. He manages private accounts and a hedge fund established in 2002 and sponsored by Seizert. From May 2000 until joining Seizert, Mr. Collon was employed by Jay A. Fishman, Ltd., as a portfolio manager and research analyst. Prior to that, he served as a Vice President of Institutional Sales for Friedman, Billings, Ramsey & Co., an investment banking firm.

Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares can be found in the Statement of Additional Information ("SAI").


Compensation and Expenses
The Funds bear all expenses of their operations other than those incurred by the Adviser and the Subadviser under their advisory and subadvisory agreements, and those incurred by Advance Capital Group, Inc., under its administration agreement. In particular, each Fund pays investment management fees, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing shareholder reports, registration fees and expenses, proxy and meeting expenses and Directors' fees and expenses. Under the investment management agreement approved by shareholders of each Fund, the Funds pay the Adviser management fees, as a percentage of the average daily net assets of each Fund, as follows (before giving effect to any fee waivers):

                                             Management Fees
                                             ---------------
Retirement Income Fund -
  First $500 million of assets                    0.50%
  Assets over $500 million                        0.45%
Balanced Fund -
  First $500 million of assets                    0.70%
  Assets over $500 million                        0.65%
Core Equity Fund                                  0.80%
Equity Growth Fund -
  First $500 million of assets                    0.70%
  Assets over $500 million                        0.65%



SHAREHOLDER INFORMATION
Pricing of Fund Shares
Each Fund's share price, also called its net asset value, or NAV, is calculated each business day that the New York Stock Exchange is open, after the close of trading (generally 4 p.m. Eastern time). The NAV is not calculated on days when the New York Stock Exchange is closed. In addition, the Retirement Income Fund's NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day and any other days when the U.S. Government bond market it closed. The net asset value of each share of a Fund is the value of a single share.

The net asset value is calculated by totaling the assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of the Fund's shares outstanding. In calculating the value of total assets, equity securities are valued at the last quoted market price at the time the valuations are made and debt securities are valued using prices furnished by an independent pricing service. When reliable market quotations are not readily available or are considered unreliable, securities are priced at their fair value, determined according to procedures adopted by the board of directors, which may include using an independent pricing service. A fund may use fair value pricing if the value of a security has been materially affected by events occurring before the fund's pricing time but after the close of the primary market or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well, such as fixed income securities. When fair value pricing is used, the prices of securities used by a fund to calculate its NAV may differ from market quotations or official closing prices for the same securities, which means a fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

                   Total Assets - Total Liabilities
Net Asset Value =  --------------------------------
                   Number of Shares Outstanding

The daily net asset value is useful to you as a shareholder because the NAV, when multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

Who May Purchase Shares
Only the following investors may purchase Institutional Shares: banks, savings institutions, credit unions and other financial institutions, corporations, foundations, retirement plans, endowements or other accredited institutions and certain high net worth individuals who are approved for investment in the Fund by the Subadviser. All other investors may purchase the Retail Shares.


How to Purchase Shares
You may purchase shares in any of the Funds by completing an Application to Purchase Shares. Mail the application and a check payable to Advance Capital I, Inc. to:

By Regular Mail:                              By Overnight Mail:
-----------------------                       -------------------------
Advance Capital I, Inc.                       Advance Capital I, Inc.
P.O. Box 3144                                 One Towne Square, Ste 444
Southfield, MI 48037                          Southfield, MI  48076

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. If you are making a purchase into an existing retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. If received by 4:00 p.m. Eastern time, your shares will be purchased or sold at the NAV next determined after your order has been received and accepted, which will be that day's closing price as determined at 4:00 p.m., Eastern time.

Shares in the Advance Capital I Funds are available for purchase through certain brokers and other financial intermediaries. Discuss with your intermediary whether the funds are available through your broker or financial intermediary and whether purchases and redemptions of Fund shares will be made through the National Securities Clearing Corporation ("NSCC") system. For purchases and redemptions of Fund shares made electronically with a broker or financial intermediary through the NSCC system, if your order is received by the broker or intermediary before 4:00 p.m., Eastern time, the order will be made at that day's closing price, even though the broker or intermediary communicates the order to the Fund's transfer agent after 4:00 p.m., Eastern time. For purchases and redemptions of Fund shares made with a broker or financial intermediary other than through the NSCC system, orders received by the Fund's transfer agent from the broker or intermediary after 4:00 p.m., Eastern time, will be made at the next day's closing price, even though you submit your order to your broker or financial intermediary before 4:00 p.m. You should check with your broker or financial intermediary to see when your order will be priced.

When making subsequent purchases, you only need to mail a check noting your account number and the amount of money to be invested into each Fund.

The minimum initial investment for Retail Shares in any Funds is $10,000
(or $2,000 for IRA accounts). This investment may be made in any combination of Funds as long as a $1,000 minimum investment is maintained in each Fund selected. The minimum investment for Institutional Class Shares in all of the Funds is $250,000 (exceptions may be made based on aggregate investments over time).

Advance Capital Group, Inc., the Funds' transfer agent, is required by law to obtain certain personal information from you or any person(s) acting on your behalf in order to verify your or such person's identity. If you do not provide the required information, we may not be able to open your account. If we are unable to verify your identity or that of another person(s) authorized to act on your behalf, or believe we have identified potential criminal activity, Advance Capital I, Inc. reserves the right to close your account or take such other action we deem reasonable or required by law.

How to Redeem Shares
On any business day, you may redeem all or a portion of a particular class of shares. Your order, if received by 4:00 p.m., Eastern time will be processed at the next NAV calculated after your order is received. Normally, a check for the proceeds from a sale is mailed within one business day, but in no event, more than seven days. Redemptions are either made by written instruction or if elected, by telephone.

How to Redeem Shares From An IRA Account
In order to redeem all or part of your shares from an IRA account, you must complete an IRA Distribution Form. You may request a redemption from your IRA by telephone to establish the Net Asset Value pricing of that redemption if and only if you will pick up the redemption check, in person, at the Company's headquarters at One Towne Square, Suite 444, Southfield, Michigan and sign the IRA Distribution Form at that time. If you do not appear and sign the form within seven business days, the amount of the redemption will be returned to your account at the next available price (higher or lower than the redemption NAV). If you are age 59 1/2 or older (and have satisfied any sub-equal withdrawal rules) and you elected telephone redemption privileges, you may request additional withdrawals from your account by telephone.

Advance Capital Group, Inc. charges a $50 fee for the total liquidation of an IRA account. The fee will automatically be taken from the proceeds of the sale.

How to Redeem Shares From A Non-IRA Account
If you are selling shares from a non-IRA account for an amount of $25,000 or less, you may redeem your shares by telephone provided you authorized "Telephone Redemption Service" on your initial account application. You may redeem shares by calling (248) 350-8543 or (800) 345-4783 on any business day between the hours of 8:00 am and 4:00 p.m., Eastern time. If you authorize Telephone Redemption Service, you authorize Advance Capital Group, Inc. to:
  1) Take instruction from any person by telephone to redeem or sell shares from your account.
  2) Take written instruction to redeem an amount of $25,000 or less regardless of whether or not the request was signature guaranteed.
  3) Take instruction from any person by telephone to change your address.
  4) Take written instruction to change your address regardless of whether or not the request was signature guaranteed.

Advance Capital Group, Inc. will take reasonable precautions to ensure that any requests made are legitimate. For example, Advance Capital Group, Inc. will ask for certain personal forms of identification. If such reasonable precautions are taken, Advance Capital Group, Inc. will not be held responsible for any losses resulting from unauthorized transactions. You will receive a written confirmation each time a telephone redemption is made to verify that instructions communicated by telephone are genuine.


[SIDEBAR]
A Word About Signature Guarantees . . .
A signature guarantee is a measure designed to protect you from fraud by assuring that your signature is genuine. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, and members of the New York Stock Exchange ("NYSE").

Call your financial institution to see if they can guarantee your signature. Please note that a signature guarantee is NOT the same as having your signature notarized by a Notary Public and the two are not interchangeable.

A Word About Cash Reserves . . .
Holding "cash" does not mean that the fund literally holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. Most mutual funds keep a small percentage of assets in cash to accommodate shareholder redemptions.

While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, others allow the investment advisers to hold up to 20% of a fund's assets in cash reserves.

[END SIDEBAR]

If you are selling shares from a non-IRA account for an amount over $25,000, you must submit a medallion signature guaranteed letter of instruction. The letter must state your name, account number, the name of the Fund and the dollar or share amount you wish to redeem. Exceptions to this rule require representative approval and management authorization.


Restrictions on Redemptions
Institutional Shares:
In the event a holder of Institutional shares wishes to redeem from a Fund and the redemption represents an amount which is greater than 1% of assets of the Fund, the Advisor will process the transaction and reserves the right to pay the proceeds in no later than seven days.

Market Timing:
Some investors try to profit from a strategy called market-timing. Market timing is the switching of money into investments when an investor expects prices to rise, and taking money out when an investor expects prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. All Advance Capital
I, Inc. Funds have adopted policies to discourage short-term trading:
  - Each Fund discourages substantive "round trip" transactions through any fund during a 12-month period. A "round trip" transaction is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that fund management determines, in its sole discretion, could adversely affect the management of the fund.
  - Each Fund reserves the right to reject any purchase request, including exchanges, that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
  - Exempted from this trading prohibition are systematic exchanges and automatic reinvestments of any dividends and distributions on remaining fund balances.

Checks Mailed to an Address Other than the Address of Record:
If you would like a check to be mailed to an address other than your address of record, you must submit a medallion signature guaranteed letter of instruction. Exceptions to this rule require representative approval and management authorization.

Redemption in Kind:
Each Fund is obligated to redeem shares in cash up to $250,000 or 1% of the Fund's NAV, whichever is less, for any shareholder within a 90 day period. A redemption above this amount will also be made in cash unless the Board of Directors determines that additional cash withdrawals will have a material adverse effect on the remaining shareholders. If this is the case, the Fund will pay all or a portion of the remainder of the distribution in liquid or readily marketable portfolio instruments that the Board of Directors deem fair and reasonable.

Redemption in kind is not as liquid or marketable as cash. If redemption is made in kind, shareholders may need to sell the securities for less than their value at the time of redemption and may incur fees associated with this sale.

Redemption Before Checks Clear:
When you purchase shares by check, payment of the proceeds may be delayed until the check clears the bank. Up to 15 calendar days may be allowed from the purchase date for a check to clear.

Accounts with Low Balances:
Due to the high cost of maintaining accounts with low balances, your shares may be sold if the total of your combined account balances in all Funds falls below $10,000 ($2,000 for IRA accounts). Advance Capital I, Inc. could sell shares of a specific fund if that one fund falls below the $1,000 minimum, and this could cause an investor's combined account balances in all Advance Capital Funds to fall below the $10,000 minimum. However, shares will not be sold if the total account balance for all Advance Capital Funds falls below $10,000 ($2,000 for IRA accounts), or if an investor's share account in one fund falls below the $1,000 minimum solely because of changes in the net asset values of the Advance Capital Funds. Before your shares are sold, you will be notified in writing and will be allowed 30 days to purchase additional shares to meet the minimum balance.

How to Exchange Shares
An exchange is the selling of shares of a particular class of one Advance Capital I, Inc. Fund to purchase shares of that same class in another Advance Capital I, Inc. Fund. Such a transaction may produce a taxable gain or loss in a non-tax deferred account. You may exchange shares of a particular class in writing or by telephone, if you elected telephone redemption. Advance Capital Group, Inc. reserves the right to change these exchange procedures or required authorizations in the future. You will be given at least 60 days notice before any changes become effective.


Exchanges have the same tax consequences as ordinary sales and purchases. To the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.


Dividends and Distributions
As a shareholder, you are entitled to your share of the Fund's income from interest and dividends, and gains from the sale of investments. You receive earnings as either an income dividend or capital gains distribution. Income dividends come from the interest the Fund earns from its money market and bond investments as well as dividends it receives from stock investments. Capital gains are realized whenever the Fund sells securities for a higher price than it paid for them.

[SIDEBAR]
A Word About "Buying a Dividend" . . .
"Buying a Dividend" is the practice of purchasing shares of a fund shortly before it makes a distribution. The payment of a cash dividend decreases a mutual fund's net asset value, thereby returning shares to you as a taxable distribution.

As an example: If, on December 15th, you invest $5,000 for 250 shares of a fund at $20 per share and the fund pays a distribution of $1 per share on December 16th, its share price would drop to $19 (ignoring market changes). You would still have only $5,000 (250 shares times $19=$4,750 in share value, plus $250 in distributions), but you would owe tax on the $250 distribution you received (even if you had reinvested it in more shares). To avoid "buying a dividend," check a fund's distribution schedule before you invest.

A Word About Investing for the Long Term . . .
Each fund is intended to be a long-term investment vehicle; none are designed to provide investors with a means of speculating on short-term fluctuations in the market.

[END SIDEBAR]

Distribution Options
You can receive distributions in a number of ways:
Reinvestment . . . . . . . . . . .Dividends and capital gains are automatically reinvested in additional shares of
                  the Fund unless you request a different distribution
                  method.
Dividends in Cash . . . . . . . . Dividends are paid by check and mailed to your address of record, and capital gains are reinvested in additional shares of the Fund.
Capital Gains in Cash . . . . . . Capital gains distributions are paid by check and mailed to your address of record, and dividends are reinvested in additional shares of the Fund.
Dividends and
Capital Gains In Cash . . . . . . Both dividends and capital gains distributions are paid by check and mailed to your address of record.


                                      Distribution Schedule
---------------------------------------------------------------------------------------------------
Fund                                   Dividends Paid                        Capital Gains Paid
---------------------------------------------------------------------------------------------------
Retirement Income Fund. . . . . . Declared daily, paid monthly . . . . . Declared annually, paid in
                                                                         December
Balanced Fund . . . . . . . . . . Declared daily, paid monthly . . . . . Declared annually, paid in
                                                                         December
Core Equity Fund . . . . . . . . .Declared annually, paid in
                                  December . . . . . . . . . . . . . . . Declared annually, paid in
                                                                         December
Equity Growth Fund . .  . . . . . Declared annually, paid in
                                  December . . . . . . . . . . . . . . . Declared annually, paid in
                                                                         December
---------------------------------------------------------------------------------------------------


Dividends are not declared on Saturdays, Sundays, or holidays. Dividends are declared just prior to determining net asset value. Dividends declared on Fridays and on days preceding holidays are larger to adjust for the Fund's income for the following Saturday, Sunday, or holiday.

Tax Consequences
As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws where you live. To avoid taxation, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments. Shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether the dividends are paid in cash or reinvested in additional shares.

The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities.

If you sell or exchange shares of the Fund, any gain or loss you have is a taxable event, which means you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

Privacy Policy
Advance Capital I, Inc. considers the privacy of its investors to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us. We do not sell any information to any third parties, however, we do collect and maintain certain nonpublic personal information about you, including the following:
   - Name and Address
   - Social Security Number
   - Assets
   - Account Balance
   - Investment Activity
   - Other Accounts

Any personal or financial information provided to Advance Capital I, Inc. is kept strictly confidential.

   - Advance Capital I, Inc. restricts access to personal and financial information to certain employees in order to provide products and services.
   - Employees share information outside of the Company only as authorized by you or as required by law.
   - Physical, electronic and procedural safeguards are in place to guard your nonpublic information. These safeguards comply with federal and state standards.

Portfolio Holdings Disclosure Policy
A description of Advance Capital I, Inc.'s policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
This table is intended to help you understand each Fund's financial performance for the past 5 years. Information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is incorporated by reference into the Statement of Additional Information. The annual report is available, without charge, upon request. Information regarding the Core Equity Fund is not provided since that Fund has not yet completed a full year of operations.

----------------------------------------------------------------------------------------------------------
Retirement Income Fund - Retail Shares
Years Ended Dec. 31                            2007         2006         2005        2004        2003
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year . .. . . .  $ 9.68       $ 9.85       $ 10.16     $ 10.06     $ 9.73
Income from investment operations
  Net investment income* . . . . . . . . . . . . 0.54         0.54          0.53        0.56       0.59
  Net realized and unrealized gain
     (loss) on investments . . . . . . . . . .  (0.22)       (0.16)        (0.30)       0.10       0.34
                                              --------      -------      --------    --------    -------
Total from investment operations.  . . . . . . . 0.32         0.38          0.23        0.66       0.93
                                              --------      -------      --------    --------    -------
Less Distributions
  Net investment income . . . . . . . . . . . . (0.54)       (0.54)        (0.54)      (0.56)     (0.60)
  Return of capital . .. . . . . . . . . . . . . 0.00        (0.01)         0.00        0.00       0.00
                                              --------      -------      --------    --------    -------
  Total distributions . . . . . . . . . . . . . (0.54)       (0.55)        (0.54)      (0.56)     (0.60)
                                              --------      -------      --------    --------    -------
Net asset value, end of year . . . . . . . . . $ 9.46       $ 9.68        $ 9.85     $ 10.16    $ 10.06
                                              --------      -------      --------    --------    -------
Total Return (%) . . . . . . . . . . . . . . . . 3.43         3.97          2.28        6.78       9.75

Ratios and Supplemental Data
Net assets, end of year (in thousands) . . . $407,339     $402,076      $408,458    $401,610   $201,915
Ratio of expenses to average net assets (%). . . 0.78         0.76          0.74        0.76       0.80
Ratio of net investment income to average
   net assets (%). . . . . . . . . . . . . . . . 5.62         5.57          5.34        5.58       5.99
Portfolio turnover rate (%) . . . . . . . . . . 50.93        61.72         55.83       36.99      38.02


* Per share amounts presented are based on average shares outstanding

----------------------------------------------------------------------------------------------------------
Balanced Fund - Retail Shares
Years Ended Dec. 31                            2007         2006         2005        2004        2003
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year . . . . . $ 18.38      $ 17.92      $ 17.96     $ 18.45     $ 15.77
                                              --------      -------      --------    --------    -------
Income from investment operations
  Net investment income* .. . . . . . . . . . . 0.38         0.39         0.37        0.44        0.42
  Net realized and unrealized
     gain on investments . . . . . . . . . . .  0.84         1.37         0.47        1.20        2.68
                                              --------      -------      --------    --------    -------
Total from investment operations. . . . . . . . 1.22         1.76         0.84        1.64        3.10
                                              --------      -------      --------    --------    -------
Less Distributions
  Net investment income . .  . . . . . . . . . (0.38)       (0.29)       (0.37)      (0.44)      (0.42)
  Net realized gain on investments . . . . . . (1.44)       (0.90)       (0.51)      (1.69)       0.00
  Return of capital . . . . . . . . . . . . . . 0.00        (0.11)        0.00        0.00        0.00
                                              --------      -------      --------    --------    -------
  Total distributions .  . . . . . . . . . . . (1.82)       (1.30)       (0.88)      (2.13)      (0.42)
                                              --------      -------      --------    --------    -------
Net asset value, end of year . . . . . . . . $ 17.78      $ 18.38      $ 17.92     $ 17.96     $ 18.45
                                              --------      -------      --------    --------    -------
Total Return (%) .  . . . . . . . . . . . . . . 6.67         9.91         4.79        9.05       19.96

Ratios and Supplemental Data
Net assets, end of year (in thousands) . . .$402,643     $397,635     $377,837    $345,349    $297,707
Ratio of expenses to average net assets (%) . . 0.97         0.93         0.93        0.94        0.97
Ratio of net investment income to
     average net assets (%). . . . . . . . . .  1.97         2.14         2.08        2.35        2.47
Portfolio turnover rate (%) .  . . . . . . . . 36.10        35.11        30.22       39.49       14.38


* Per share amounts presented are based on average shares outstanding


----------------------------------------------------------------------------------------------------------
Equity Growth Fund - Retail Shares
Years Ended Dec. 31                            2007         2006         2005        2004        2003
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year. . . . . .$ 24.87      $ 25.42      $ 24.61     $ 24.41     $ 17.87
                                             --------      -------      --------    --------    -------
Loss from investment operations
  Net investment loss* . . . . . . . . . . . . (0.03)       (0.03)       (0.10)      (0.14)      (0.13)
  Net realized and unrealized gain
      on investments . . . . . . . . . . . . .  3.38         2.43         2.56        3.67        6.67
                                             --------      -------      --------    --------    -------
Total from investment operations. . . . . . . . 3.35         2.40         2.46        3.53        6.54
                                             --------      -------      --------    --------    -------
Less Distributions
  Net realized gain on investments . . . . . . (3.78)       (2.76)       (1.65)      (3.33)       0.00
  Return of capital . . . . . . . . . . . . . . 0.00        (0.19)        0.00        0.00        0.00
                                             --------      -------      --------    --------    -------
  Total distributions . .. . . . . . . . . . . (3.78)       (2.95)       (1.65)      (3.33)       0.00
                                             --------      -------      --------    --------    -------
Net asset value, end of year . . . . . . . . $ 24.44      $ 24.87      $ 25.42     $ 24.61     $ 24.41
                                             --------      -------      --------    --------    -------
Total Return (%) . . . . . . . . . . . . . . . 13.38         9.39         9.94       14.45       36.60

Ratios and Supplemental Data
Net assets, end of year (in thousands)  . . $223,307     $210,179     $196,254    $174,704    $145,482
Ratio of expenses to average
   net assets (%). . .  . . . . . . . . . . . . 1.01         1.01         1.00        1.00        1.01
Ratio of net investment loss to
   average net assets (%). . . . . . . . . . . (0.10)       (0.10)       (0.39)      (0.54)      (0.63)
Portfolio turnover rate (%) .  . . . . . . . . 32.93        37.81        29.60       43.60       11.35


* Per share amounts presented are based on average shares outstanding


----------------------------------------------------------------------------------------------------------
Institutional Shares                                        Equity                           Retirement
Period Ended December 31, 2007^                            Growth         Balanced             Income
                                                            Fund            Fund                 Fund
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period . . . . . . . . . . . . $27.28          $19.43              $ 9.71
                                                       -------------    --------------    ---------------
Income from investment operations
  Net investment income* . . . . . . . . . . . . . . . . . . . 0.02            0.29                0.36
  Net realized and unrealized gain (loss) on investments . . . 0.95           (0.21)              (0.24)
                                                       -------------    --------------    ---------------
Total from investment operations . . . . . . . . . . . . . . . 0.97            0.08                0.12
                                                       -------------    --------------    ---------------
Less Distributions
  Net investment income .  . . . . . . . . . . . . . . . . . . 0.00           (0.29)              (0.37)
  Net realized gain on investments . .  . . . . . . . . . . . (3.78)          (1.44)               0.00
                                                       -------------    --------------    ---------------
  Total distributions . . . . . . . . . . . . . . . . . . . . (3.78)          (1.73)              (0.37)
                                                       -------------    --------------    ---------------
Net asset value, end of year . . . . . . . . . . . . . . . . $24.47          $17.78              $ 9.46
                                                       -------------    --------------    ---------------
Total Return (%)^^. . . . . . . . . . . . . . . .  . . . . . . 3.47            0.41                1.30

Ratios and Supplemental Data
Net assets, end of year (in thousands) .  . . . . . . . . . . $ 119           $ 176              $3,510
Ratio of expenses to average net assets (%)** . .. . . . . . . 0.76            0.74                0.56
Ratio of net investment income to average net assets (%)** . . 0.12            2.22                5.83
Portfolio turnover rate (%) . . . . . . . . . . . . . . . . . 32.93           36.10               50.93


^ For the period May 4, 2007, commencement of operations, to December 31, 2007
^^ Not annualized
* Per share amounts presented are based on average shares outstanding ** Annualized

NOTES

NOTES

[REFERENCE]
BLANK PAGE

Additional information about Advance Capital I, Inc., contained in the SAI, has been filed with the SEC. The SAI bears the same date as this prospectus and is incorporated by reference in its entirety into this prospectus.

Information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds, please call Advance Capital at (800) 345-4783 or (248) 350-8543 or write to us at P.O. Box 3144, Southfield, Michigan 48037. The SAI, annual and semi-annual reports to shareholders are also available on the Company's Internet website at http://www.acfunds.com. Each year you are sent updated annual and semiannual reports for the Funds as well as a proxy statement. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

The code of ethics and additional information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the SEC at (202) 942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

----------------------------------------------------------------------------
                                   Retail Shares        Institutional Shares
                                   Ticker Symbols       Ticker Symbols
----------------------------------------------------------------------------
Retirement Income Fund                ADRIX                   ADRNX
Balanced Fund                         ADBAX                   ADBNX
Core Equity Fund                      ADCEX                   ADCNX
Equity Growth Fund                    ADEGX                   ADENX
----------------------------------------------------------------------------


Investment Adviser:
Advance Capital Management, Inc.

Administrator and Transfer Agent:
Advance Capital Group, Inc.

Custodian:
Fifth Third Bank

Distributor:
Advance Capital Services, Inc.

Independent Registered Public Accounting Firm:
PricewaterhouseCoopers LLP

Legal Counsel:
Dykema Gossett PLLC


Prospectus dated April 30, 2008

                                      Investment Company File No. 811-05127

                        ADVANCE CAPITAL I, INC.
                   STATEMENT OF ADDITIONAL INFORMATION
               for Retail Shares and Institutional Shares
                                 of
                        RETIREMENT INCOME FUND
                             BALANCED FUND
                           CORE EQUITY FUND
                          EQUITY GROWTH FUND

This Statement is not a Prospectus but should be read in conjunction with the Funds' current Prospectus dated April 30, 2008 (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment should be made without first reading the Prospectus. You may receive a copy of the Prospectus by calling 800-345-4783 or by writing to us at the following address:

Advance Capital I, Inc.
P.O. Box 3144
Southfield, MI  48037

The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2007, which has been distributed to shareholders of each Fund pursuant to Section 30(d) of the Investment Company Act of 1940, is incorporated into this Statement of Additional Information by reference. A copy of the Annual Report will be provided without charge by writing to the Company at the address shown above or by calling us at the telephone number shown above.



April 30, 2008

TABLE OF CONTENTS
                                                     Page
                                                    ------
Description of the Funds                               4
Government Obligations                                 4
Yankee Bonds                                           4
Money Market Instruments                               5
Repurchase Agreements                                  5
Securities Lending                                     5
Foreign Securities                                     6
Variable and Floating Rate Instruments                 6
Non-Interest-Bearing Securities                        6
Stock Index Futures Contract and Options               7
Exchange Traded Funds (ETFs)                           7
Hybrid Instruments                                     7
Investment Policies                                    7
Fundamental Investment Policies                        8
Non-Fundamental (Operating) Policies                  10
Disclosure of Portfolio Holdings:                     10
Management of the Company                             11
Ownership of Fund Shares                              12
Compensation                                          13
Proxy Voting Policies and Procedures                  13
Code of Ethics                                        14
Control Persons and Principal
      Holders of Securities                           14
Controlling Persons                                   14
Principal Holders of Securities                       14
Management Ownership                                  15
Investment Advisory and Other Services                15
Investment Adviser and Subadvisers                    15
Portfolio Manager Compensation                        17
Subadviser Portfolio Manager Compensation             17
Fund Ownership by Portfolio Managers                  18
Other Funds or Accounts Managed                       18
Conflicts of Interest                                 19
12b-1 and Distribution Plan                           20
Administrator and Transfer Agent                      20
Custodian                                             21
Independent Registered Public Accounting Firm         21
Legal Counsel                                         21
Portfolio Transactions                                21
Portfolio Turnover                                    22
Capital Stock and Other Securities                    23
Purchase and Pricing of Shares                        24
Taxation of the Funds                                 24
Performance Information                               25
Average Annual Total Return                           25

Average Annual Total Return
     (After Taxes on Distributions)                   25
Average Annual Total Return
     (After Taxes on Distributions
      and Redemption)                                 25
Yield Quotation                                       26
Anti-Money Laundering Program                         27
Financial Statements                                  27
Appendix A -- Description of Securities Ratings	     A-1
Appendix B-1 - Proxy Voting Policies of
   Advance Capital Management, Inc.                  B-1
Appendix B-2 - Proxy Voting Policies of
   T. Rowe Price Associates, Inc.                    B-5
Appendix B-3 - Proxy Voting Policies of
   Seizert Capital Partners, LLC                     B-9

DESCRIPTION OF THE FUNDS
Advance Capital I, Inc. (the Company) was organized on
March 6, 1987, as a Maryland Corporation. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company.

Currently, the Company offers two classes of stock (Retail Shares and Institutional Shares) of four distinct investment portfolios (the "Advance Capital I Funds"). The Advance Capital I Funds are the Retirement Income Fund, the Balanced Fund, the Core Equity Fund and the Equity Growth Fund.

Each Advance Capital I Fund has its own investment objectives and policies. The following policies supplement the investment objectives and policies set forth in the Company's Prospectus. The percentage limitations included in these policies apply only at the time of purchase. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to sell any securities.

Government Obligations

The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund may each invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government agencies that are supported by the full faith and credit of the U.S. Government include securities of the Federal Housing Administration, the Department of Housing and Urban Developments, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Government National Mortgage Association, the Maritime Administration, and the Small Business Administration. Generally, as an operating policy, less than 50 % of the total assets of the Retirement Income Fund and less than 50 % of the bonds in the Balanced Fund will be invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government. The Equity Growth Fund will have less than 5 % of their assets invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government except when, in the opinion of the investment adviser, economic or business conditions warrant a temporary defensive investment position.

The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund may each invest, on a limited basis, in obligations of certain agencies or instrumentalities which do not carry the full faith and credit of the U.S. Government, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. Agencies with limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings. The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes the credit risk with respect to the agency or instrumentality is minimal. As an operating policy, no more than 30 % of the total assets of the Retirement Income Fund, no more than 30 % of the bonds in the Balanced Fund and no more than 5 % of the Equity Growth Fund will be invested in these types of securities.


Yankee Bonds

A Yankee Bond is a foreign bond denominated in U.S. dollars and is registered with the Securities and Exchange Commission (SEC) for sale in the United States. These securities do not carry currency risk since all payments are made in U.S. dollars. A Yankee Bond can consist of a foreign corporation or sovereign government. The Retirement Income Fund and the bond portion of the Balanced Fund can invest a portion of their total assets in these types of securities. Generally, no more than 20% of each Fund's total assets will be invested in Yankee Bonds.


Money Market Instruments

The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund anticipates under normal conditions that no more than 20 % of its total assets will be invested in high-quality money market instruments. The Core Equity Fund anticipates under normal conditions that no more than 10 % of its total assets will be invested in high-quality money market instruments. However, under unusual market or economic conditions or for temporary defensive purposes, each Fund may invest up to 100 % of its assets in money market instruments. Money market instruments are defined as commercial paper and bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in commercial paper will be limited to issues which have the highest rating, at the time of purchase, by Standard & Poors ("S&P") or Moody's Investor Services ("Moody's") or, if not rated, are determined by the investment adviser to be of comparable investment quality.


Repurchase Agreements

Each Fund may invest in repurchase agreements. Repurchase agreements are arrangements in which banks, broker dealers, and other recognized financial institutions sell U.S. Government securities (limited to those with remaining maturities of five years or less) to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Funds or their Custodian will take possession of the securities subject to repurchase agreements. Repurchase agreements may also be viewed as loans made by the Funds which are collateralized by the securities subject to repurchase. The Adviser or Subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Funds could experience costs and delays in liquidating the underlying security which is held as collateral, and the Funds might incur a loss if the value of the collateral held declines during this period.


Securities Lending

Each of the Funds may seek to increase its income by lending portfolio securities. Loans may only be made to financial institutions and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time. For the duration of the loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser or a Subadviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser or a Subadviser decides to make securities loans, as an operating policy, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of any Fund.


Foreign Securities

The Balanced Fund, the Core Equity Fund and the Equity Growth Fund each may invest up to 10% of total assets (excluding reserves) in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts). Such investments increase the Fund's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices \that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the portion of the fund's foreign investments that may be made in such countries.


Variable and Floating Rate Instruments

Unrated variable or floating rate instruments will make up not more than 5 % of any assets of the Retirement Income Fund, the Balanced Fund or the Equity Growth Fund. These instruments require the Adviser to monitor closely the earning power, cash flows and other liquidity ratios of the issuers to ensure they can meet payment upon demand. These instruments often provide a higher yield than money market rates because they are viewed by the issuer and purchaser as longer-term obligations whose pricing may be based on shorter term rates.


Non-Interest-Bearing Securities

Neither the Retirement Income Fund nor the Balanced Fund has invested in non-income-producing securities in the past. Non-income-producing securities include zero coupon bonds, which pay interest only at maturity; and payment in kind ("PIK") bonds, which pay interest in the form of additional bonds. Although there are no plans to do so, as an operating policy, the Retirement Income Fund and the Balanced Fund may invest up to 5 % of its assets in such securities. Should non-interest-bearing securities be held in either of these Funds, there are special tax considerations associated with them. The Retirement Income Fund will report interest on these securities as income even though no cash interest is received until the security's maturity or payment date. Therefore, either of these Funds may have to dispose of some portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

Stock Index Futures Contract and Options

The Equity Growth Fund and the Balanced Fund may enter into stock index futures contracts (or options thereon) to hedge all or a portion of its equity portfolio, or as an efficient means of regulating its exposure to the equity markets. These Funds will not use futures contracts for speculation, and will limit the use of futures contracts so that (1) no more than 5 % of each Fund's total assets would be committed to initial margin deposits or premiums on such contracts and (2) immediately after entering into such contracts, no more than 30 % of the Equity Growth Fund's total assets or 20 % of the Balanced Fund's total assets would be represented by such contracts. These Funds may also purchase call and put options as well as write covered call and put options on securities and financial indices. The aggregate market value of each Fund's portfolio securities covering call options will not exceed 25 % of the Equity Growth Fund's net assets or 15 % of the Balanced Fund's net assets. Futures contracts and options can be highly volatile and could reduce each Fund's total return, and a Fund's attempt to use such investment for hedging purposes may not be successful. Successful futures strategies require the ability of the investment adviser to predict future movements in securities prices, interest rates and other economic factors. Each Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Fund is unable to close out its position due to disruptions in the market or lack of liquidity.


Exchange Traded Funds (ETFs)

These are types of investment companies bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Subject to the restrictions of the 1940 Act, the Equity Growth Fund and the Balanced Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. In addition, ETFs have management fees and other expenses that increase their costs and are indirectly paid by the Fund's investors.


Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options.
For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.


                         INVESTMENT POLICIES

The Funds are subject to investment limitations. If a percentage limitation is satisfied at the time of the investment, a later increase or decrease in the percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation. The portfolio manager will determine, based on current market conditions, when to realign the portfolio within its original investment limitations. The Fund may be unable to sell certain securities due to low credit ratings or limited market trading.


Fundamental Investment Policies

The following investment policies have been designated as "fundamental" policies, which means that they may only be changed with respect to a particular Fund by a vote of a majority of the shareholders of the Fund. This means the affirmative vote of the lesser of (a) 50 % of the outstanding shares of the Fund, or (b) 67 % or more of the shares of the Fund present at a meeting if the holders of more than 50 % of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Retirement Income Fund, the Equity Growth Fund and the Balanced Fund will not:
 1) Issue senior securities or borrow money;
 2) Engage in the business of underwriting securities of other issuers except to the extent that a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 as amended in disposing of investment securities;
 3) Invest more than 25% of each respective Fund's total assets in any one industry;
 4) Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, this shall not prohibit the Equity Growth Fund or the Balanced Fund from purchasing publicly traded securities of companies engaging in whole or in part of such activities;
 5) Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;
 6) Make loans, except that each Fund may purchase or hold debt securities in accordance with its investment objectives and policies and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
 7) Invest in companies for the purpose of exercising management or control;
 8) Invest in bank obligations having remaining maturities in excess of one year, except that (1) securities subject to repurchase agreements may have longer maturities, and (2) the Retirement Income Fund or the Balanced Fund may invest in bank obligations without regard to maturity;
 9) Purchase securities on margin, make short sales of securities or maintain a short position;
10) Invest more than 5% of a Fund's total assets in securities issued by a company which, together with any predecessor company, has been in continuous operation for fewer than three years;
11) Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or except as permitted by the Investment Company Act of 1940;

12) Permit the purchase or retention of the securities of any issuer if the officers, directors or trustees of the Company, its advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;
13) Commit more than 10% of their respective net assets to non-liquid securities, including repurchase agreements with maturities longer than seven days, or to securities subject to restrictions on resale;
14) Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 15% of the value of each Fund's total assets may be invested without regard to the 5% limitation; or
15) Acquire more than 10% of the voting securities of any one issuer.

The Core Equity Fund will not:
1) Change its policy of investing so that under normal market and economic conditions at least 80% of its net assets in equity securities;
2)  Change its classification as a diversified investment company;
3) Invest more than 25% of its net assets in any one industry or group of industries;
4) Issue senior securities or borrow money in excess of 33-1/3% of its total assets and as otherwise permitted by the 1940 Act, or pledge, encumber or hypothecate more than 33-1/3% of its total assets as collateral for any such permitted borrowings. For purposes of this policy, repurchase agreements shall be considered as borrowings that are subject to this limit;
5) Engage in the business of underwriting securities of other issuers except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of certain investment securities that are considered "restricted securities";
6)  Purchase or sell commodities futures contracts;
7) Invest in oil, gas, or other mineral exploration or development programs; provided, however, this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part of such activities;
8) Purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate, such as real estate investment trusts ("REITs") and may purchase securities which are secured by interests in real estate; or
9) Acquire any other investment company or investment company security except as permitted by the 1940 Act.

     Generally, the 1940 Act permits a mutual fund to borrow monies or issue senior securities for the purpose of making investments, provided that immediately after such borrowing or issuance of senior securities the mutual fund has "asset coverage" of at least 300% (which means that the fund's total assets, including the borrowings or proceeds from the senior securities but less all liabilities not represented by the borrowings or senior securities, is at least three times the amount of its total liabilities representing the borrowings or senior securities. With respect to investing in other investment companies (including Exchange Traded Funds, or ETFs), the 1940 Act allows a mutual fund to make such investments so long as immediately after investing, the fund does not own more than 3% of the voting securities of the acquired fund, the fund does not have more than 5% of its total assets invested in any one other acquired fund and the fund does not have more than 10% of its total assets invested in voting securities or all acquired funds.


Non-Fundamental (Operating) Policies

In addition to the fundamental policies described above, the Core Equity Fund has adopted the following investment policies which are not "fundamental" policies, but are operating policies that may be changes at any time by action of the Board of Directors:

The Core Equity Fund will not:
1)  Invest more than 25 % of its total assets in any one industry;
2) Make loans, except that the Core Equity Fund may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and it may make loans of its portfolio securities which are fully collateralized by cash or U.S. government securities;
3) Purchase securities on margin, make short sales of securities or maintain a short position;


Disclosure of Portfolio Holdings:

Non-public portfolio holdings information is disclosed to select brokerage firms and rating agencies. The Funds do not receive any compensation or consideration, directly or indirectly, in return for distributing information about their portfolio holdings. At no time is any non-public portfolio holdings information distributed to investors. Portfolio holdings are provided to bond traders when requested to aid them in finding appropriate fixed income securities for the Retirement Income Fund and the Equity Growth Fund. Non-public information about a Fund's portfolio holdings is also disclosed to rating agencies, such as Morningstar, Standard & Poors or Moody's, whose purpose in receiving that information is to compile and publish ratings and related information about the Funds. Generally, the information disclosed to brokers represents the most current portfolio holdings and is typically distributed once per quarter.

The Adviser follow procedures to ensure that non-public information about its portfolio holdings is disclosed only when such disclosure is in the best interest of a Fund and its shareholders. All requests for information (including lists) on holdings in any of the Funds are forwarded to the portfolio managers. The Senior Portfolio Manager determines whether or not the request is legitimate and if the information should be provided to the individual(s) or companies. Release of fund portfolio holdings is limited to those on a "need to know basis" and is always subject to a duty of non-disclosure by the recipient and a duty not to trade on the basis of non-public information. All other requests are denied. Any failure to follow these procedures will be reported to the Company's Chief Compliance Officer.


MANAGEMENT OF THE COMPANY

Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. The Board has designated an Audit Committee comprised of the Directors who are not "interested" persons of the Company (as that term is defined in the 1940 Act). Thomas Saeli serves as the Audit Committee's Chairman. The Audit Committee provides oversight regarding the accounting and financial reporting policies and practices, systems of internal controls and independent audit of the Funds. The Audit Committee has adopted a formal written charter that is available upon request. Two Audit Committee meetings were held during the last fiscal year. There are no other committees of the Board. Officers and Directors of the Company, their addresses, and principal occupations during the last five years, are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                 Number of     Other
                        Positions       Year         Principal Occupation(s)     Portfolios    Directorships
Name and Address        & Office(s)     Elected*     During Past 5 Years         Overseen      Held **
--------------------------------------------------------------------------------------------------------------
'INTERESTED'
DIRECTOR***
--------------------------------------------------------------------------------------------------------------
Robert J. Cappelli      President,       1987        President & Treasurer,         4          None
One Towne Square        Treasurer,                   Advance Capital I, Inc.;
Suite 444               and Director                 Vice President &
Southfield, MI 48076                                 Treasurer, Advance Capital
Age 56                                               Services, Inc.
--------------------------------------------------------------------------------------------------------------
NOT 'INTERESTED'
DIRECTORS
--------------------------------------------------------------------------------------------------------------
Joseph A. Ahern         Director &       1995        Attorney; President and        4          None
One Towne Square        Board                        Shareholder; Stark,
Suite 444               Chairman                     Reagan, P.C.
Southfield, MI 48076
Age 50
--------------------------------------------------------------------------------------------------------------
Dennis D. Johnson       Director         2000        Retired; former Chief          4          None
One Towne Square                                     Operating Officer,
Suite 444                                            Belgacom (Ameritech
Southfield, MI 48076                                 International);
Age 69                                               Management Consultant;
                                                     Vice President - Human
                                                     Resources, Ameritech
                                                     Network Services
-------------------------------------------------------------------------------------------------------------
Janice E. Loichle       Director         2001        Retired, former Vice           4          None
One Towne Square                                     President, Chief Integration
Suite 444                                            Officer and Chief of Local
Southfield, MI 48076                                 Exchange Operations, XO
Age 60                                               Communications, Inc.;
                                                     President, NEXTLINK
                                                     Solutions
                                                     (Telecommunications)
--------------------------------------------------------------------------------------------------------------
Thomas L. Saeli         Director         2000        Chief Executive Officer,       4          Noble
One Towne Square                                     Noble International, Ltd.                 International,
Suite 444                                            (since March 2006); Vice                  Ltd.
Southfield, MI 48076                                 President - Corporate
Age 50                                               Developement, Lear
                                                     Corporation (Automotive
                                                     Suppliers)(from prior to
                                                     2000 until March 2006)
--------------------------------------------------------------------------------------------------------------

                                                         -11-


--------------------------------------------------------------------------------------------------------------
Thomas L. Saeli         Director          2000       Chief Executive Officer,       4          Noble
One Towne Square                                     Noble International, Ltd.                 International,
Suite 444                                            (since March 2006); Vice                  Ltd.
Southfield, MI 48076                                 President - Corporate
Age 50                                               Developement, Lear
                                                     Corporation (Automotive
                                                     Suppliers)(from prior to
                                                     2000 until March 2006)
--------------------------------------------------------------------------------------------------------------
                                                                                 Number of     Other
                        Positions       Year         Principal Occupation(s)     Portfolios    Directorships
Name and Address        & Office(s)     Elected*     During Past 5 Years         Overseen      Held **
--------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------
Christopher Kostiz      Vice            2003         Vice President; Advance         4         None
One Towne Square        President                    Capital I, Inc.; President
Suite 444                                            Advance Capital Management,
Southfield, MI 48076                                 Inc.; Sr. Portfolio Manager,
Age 40                                               Advance Capital Management,
                                                     Inc.
--------------------------------------------------------------------------------------------------------------
Kathy J. Harkleroad     Vice            1996         Vice President, CCO and         4         None
One Towne Square        President                    Secretary, Advance Capital I,
Suite 444               Chief                        Inc. and Advance Capital
Southfield, MI 48076    Compliance                   Group, Inc.; Marketing
Age 55                  Officer                      Director, Advance Capital
                        and                          Service, Inc.
                        Secretary
--------------------------------------------------------------------------------------------------------------
Julie Katynski          Vice            2003         Vice President & Assistant      4         None
One Towne Square        President                    Secretary, Advance Capital I,
Suite 444               and                          Inc.; Vice President - Finance,
Southfield, MI 48076    Assistant                    Advance Capital Group, Inc.;
Age 42                  Secretary                    Controller, Advance Capital
                                                     Group, Inc.
--------------------------------------------------------------------------------------------------------------


*There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.

**This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, 'public companies') or other investment companies registered under the 1940 Act.

***Mr. Cappelli is an 'interested person' of the funds, as defined in the Investment Company Act of 1940, because he is an officer and principal stockholder of the Funds' Adviser.


The Company knows of no arrangements or understandings between a Director or Officer and any other person pursuant to which a person has been selected as a Director or Officer. There is no family relationship between any of the Directors and any of the Officers of the Company.

Ownership of Fund Shares

The equity securities in the Funds beneficially owned by the directors of the Company as of December 31, 2007, were as follows:


                                                                                              AGGREGATE DOLLAR RANGE OF
                                                                                              EQUITY SECURITIES IN ALL
                                                                                              REGISTERED INVESTMENT
                                                                                              COMPANIES OVERSEEEN BY
                                                                                              TRUSTEE IN ALL OF THE
                                          DOLLAR RANGE OF EQUITY SECURITIES HELD              ADVANCE CAPITAL I, INC.
NAME OF DIRECTOR                          IN EACH OF THE ADVANCE CAPITAL I, INC. FUNDS        FUND
----------------                  --------------------------------------------------------    ---------------------------
                                                 DISINTERESTED DIRECTORS
                                                 -----------------------
Joseph A. Ahern                    Retirement Income Fund       $0                             Over $100,000
                                   Balanced Fund                $50,001 - $100,000
                                   Equity Growth Fund           Over $100,000
                                   Core Equity Fund             $0

Dennis D. Johnson                  Retirement Income Fund       $0                             Over $100,000
                                   Balanced Fund                Over $100,000
                                   Equity Growth Fund           Over $100,000
                                   Core Equity Fund             $0

Janice E. Loichle                  Retirement Income Fund       $0                             Over $100,000
                                   Balanced Fund                $50,001 - $100,000
                                   Equity Growth Fund           Over $100,000
                                   Core Equity Fund             $0

Thomas L. Saeli                    Retirement Income Fund       $0                             Over $100,000
                                   Balanced Fund                $50,001 - $100,000
                                   Equity Growth Fund           Over $100,000
                                   Core Equity Fund             $0



                                                  INTERESTED DIRECTOR
                                                  -------------------
Robert J. Cappelli                 Retirement Income Fund       $0                             Over $100,000
                                   Balanced Fund                Over $100,000
                                   Equity Growth Fund           Over $100,000
                                   Core Equity Fund             $0




Compensation

Only the "not interested" Directors are paid compensation from the Funds for their services as Directors. Directors are also reimbursed for expenses incurred in attending the meetings. The Funds pay quarterly fees of $3,937.50 to each "not interested" Director. The Chairman of the Board receives an additional 50% in compensation. The Fund did not offer its Directors any pension or retirement benefits during or prior to the fiscal year ended December 31, 2007. The following table provides information regarding the compensation paid to the "not interested" Directors by the Company with respect to all of its Funds for the year ended
December 31, 2007.

Name of Director             Total Compensation
Joseph A. Ahern                   $23,063
Dennis D. Johnson                 $15,375
Janice E. Loichle                 $15,375
Thomas L. Saeli                   $15,375




                         PROXY VOTING POLICIES AND PROCEDURES
Because some of the Funds may hold various equity securities in their portfolios, they will have the right to vote by proxy on items of business that the issuers of those securities present to shareholders from time to time. The Company has adopted a proxy voting procedure whereby, subject to oversight from the Company's Board of Directors, the Adviser or the Subadviser of a particular Fund that actually manages the assets of that Fund has been delegated the responsibility for assessing and voting that Fund's proxies in accordance with the Adviser's or the Subadviser's own proxy voting policies and procedures, as applicable. These policies and procedures include specific provisions to determine when a conflict exists between that Fund and the Adviser or the Subadviser or its affiliates. Copies of the proxy voting policies and procedures of the Adviser and each of the Subadvisers are attached to this SAI as Appendices B-1, B-2 and B-3. An annual record of all proxy votes cast by the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, upon request, by calling (800) 345-4783, or by viewing the Company's report on Form N-PX on the SEC's website at http://www.sec.gov.


                                   CODE OF ETHICS

The Company, the Adviser, the Administrator, the Distributor and the Subadvisers have each adopted a code of ethics which complies in all material respects with Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent directors, officers and designated employees ("Access Persons") who have access to information concerning portfolio securities transactions of each of the Funds from using that information for their personal benefit or to the disadvantage of any of the Funds.
The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by the Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as open-end mutual fund shares and money market instruments). Each of the codes of ethics has been filed as an exhibit to the Company's registration statement of which this SAI is a part, and is available from the Company's filings on the SEC's website at http://www.sec.gov.

Because the Subadvisers are not otherwise affiliated with the Company or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Subadviser's personnel to each of the Subadvisers. Each Subadviser provides the Company's Board of Directors with a quarterly certification of the Subadviser's compliance with its code of ethics and with Rule 17j-1 and a report concerning any significant violations of its code.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Controlling Persons

As of April 10, 2008, no individual owned of record or beneficially 25 % or more of the voting securities of any of the Company's four Funds, and no person controlled any of the Company's four Funds.


Principal Holders of Securities

As of April 10, 2008, the following persons owned of record or beneficially 5% or more of the outstanding shares of the share classes of the Company's four funds.


                                    Name and Address           Number of Beneficial   Percentage of
Name of Fund and Share Class        of Beneficial Owner        Ownership Shares*      Share Class
-----------------------------------------------------------------------------------------------------
Retirement Income Fund -            Bank of Ann Arber          424,554                 57.54%
Institutional Shares                125 South Fifth Avenue
                                    Ann Arbor, MI 48107

Retirement Income Fund -            Fifth Third Bank Tte       247,098                 33.49%
Institutional Shares                FBO Parsch & Co.
                                    Cincinnati, OH 45263

Retirement Income Fund -            Carey & Company             66,234                  8.98%
Institutional Shares                7 Easton Oval
                                    Columbus, OH 43219

Balanced Fund - Institutional       Carey & Company              9,917                100.00%
Shares                              7 Easton Oval
                                    Columbus, OH 43219

Core Equity Fund - Retail Shares    Parsh & Company            198,942                 16.81%
                                    Cincinnati, OH 45263

Core Equity Fund - Retail Shares    Robert J. Cappelli          60,000                  5.07%
                                    One Towne Square, Ste. 444
                                    Southfield, MI 48076

Core Equity Fund - Institutional    Laurie Schmidt              25,000                100.00%
Shares                              185 W. Oakland
                                    Birmingham, MI 48009

Equity Growth Fund - Institutional  Plan Advisory Committee Ttee 5,081                100.00%
Shares                              FBO Eric Nelson
                                    4531 N. Frederick Ave.
                                    Whitefish Bay, WI 53211


*Rounded to the nearest whole share



Management Ownership

As of April 10, 2008, all directors and officers of the Company, as a group owned no shares of the Retirement Income Fund, 72,808 Retail Shares of the Equity Growth Fund (0.8% of the total Retail Shares outstanding), 19,949 Retail Shares of the Balanced Fund (0.1% of the total Retail Shares outstanding) and 68,431 Retail Shares of the Core Equity Fund (5.8% of the total Retail Shares outstanding).



                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Subadvisers

Advance Capital Management, Inc. (the "Adviser") serves as investment adviser to each of the Funds. Pursuant to Asset Manager's Agreements, signed December 21, 1993 and December 17, 1993, the Adviser has hired T. Rowe Price Associates, Inc. ("T. Rowe Price"), to serve as the Subadviser to the Equity Growth Fund and the equity portion of the Balanced Fund. These agreements were approved at a Special Meeting of Shareholders held on October 28, 1993. Pursuant to a Subadvisory Agreement, the Adviser has hired Seizert Capital Partners, LLC ("Seizert Capital"), to serve as the Subadviser to the Core Equity Fund, effective January 2, 2008. This agreement was approved by the Company's Board of Directors on October 27, 2007 and by the initial shareholder of the Core Equity Fund on January 2, 2008.

The principal business address of Advance Capital Management, Inc. is One Towne Square, Suite 444, Southfield, Michigan 48076. Advance Capital Management, Inc. is a wholly-owned subsidiary of Advance Capital Group, Inc. ("ACG"), the Administrator and Transfer Agent for the Funds, and
ACG is controlled by John C. Shoemaker, Robert J. Cappelli and Raymond A. Rathka, each of whom owns 31.19% of the outstanding voting stock of ACG. The Advance Capital Group, Inc. Employee Stock Ownership Plan owns 6.42% of the outstanding voting stock of ACG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. Seizert Capital is controlled by Gerald L. Seizert, who owns approximately 66% of the voting interests of this subadviser. Seizert Capital's principal business address is 185 West Oakland, Suite 100, Birmingham, Michigan 48009. Subject to the general supervision of the Company's Directors and in accordance with each Fund's investment objectives and policies, the Adviser, T. Rowe Price and Seizert Capital continually conduct investment research and furnish an investment program for each of the Funds it advises and is responsible for the purchase and sale of each Fund's portfolio securities, and maintains the records relating to such purchases and sales.

The Investment Advisory Agreement provides that the Adviser shall not be held liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad-faith, or gross negligence on the part of the Adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

The Adviser has agreed to pay certain expenses, including the fees associated with the hiring of a Subadviser, incurred in connection with its activities under the Investment Advisory Agreement other than the cost of securities, including brokerage commissions, purchased for the Fund. Specifically, the Adviser will pay for (a) the salaries and employment benefits of all its employees who are engaged in providing these services,
(b) adequate office space and suitable office equipment for such employees,
(c) all telephone and postage costs relating to such functions.

For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser receives a fee, computed daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Equity Growth and the Balanced Funds up to $500 million and 0.65% on average daily net assets over $500 million, (2) 0.50% of the average daily net assets of the Retirement Income Fund up to $500 million and 0.45% of average daily net assets over $500 million and (3) 0.80% of the average daily net assets of the Core Equity Fund. For its services as subadviser,
T. Rowe Price is paid a fee by the Adviser, payable over the same time periods and calculated in the same manner as the investment advisory fee, of 0.20% on the average daily net assets up to $100 million and 0.15% on average daily net assets over $100 million of the Equity Growth Fund and of the equity portion of the Balanced Fund so designated by the investment adviser to be invested in common stocks. For its services, Seizert Capital is paid a fee by the Adviser, payable over the same time periods and calculated in the same manner as the investment advisory fee, of 0.40% on the average daily net assets of the Core Equity Fund. From time to time, as it may deem appropriate in its sole discretion, the Adviser may waive a portion or all of its advisory fee.

During the fiscal years ended December 31, 2005, 2006 and 2007, the Funds paid the following amounts to the Adviser relating to investment advisory services (the Core Equity Fund was not in operation during any of these years):

                                  2005         2006           2007
------------------------------------------------------------------------
Equity Growth Fund              $1,247,606   $1,430,077    $1,541,887
Balanced Fund                   $2,273,638   $2,445,889    $2,681,347
Retirement Income Fund          $1,813,213   $1,819,571    $1,912,401



Portfolio Manager Compensation

The portfolio managers for Advance Capital I, Inc. Funds are compensated in the form of a base salary and yearly bonus. The method for determining the salary is based on comparable industry statistics for the type, years of service and general experience of the portfolio manager. Any annual merit increase is measured on aggregate factors such as firm profitability and the managers' level of duties and responsibilities. At this time, portfolio managers are not explicitly compensated based upon the performance of the portfolios managed. The annual bonus, if any, is measured based upon overall firm performance and profitability. One of the portfolio managers also receives a deferred compensation bonus. This bonus is formulaic, based on the amount of new and existing dollars in the Advance Capital I, Inc. Funds. All bonuses are in the form of cash payments.


Sub-Adviser Portfolio Manager Compensation

T. Rowe Price's portfolio managers' compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, T. Rowe Price portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors. Investment performance over one-, three-, five-, and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index
(ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.


Contribution to T. Rowe Price's overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of our long term success and are highly valued. All employees of T. Rowe Price, including portfolio manages, participate in a 401(k) plan sponsored by T. Rowe Price Group.
In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. This compensation structure is used for all portfolios managed by the portfolio manager.

Seizert Capital's portfolio managers' compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a ownership interest option grant. Compensation is variable and is determined based on several factors, including investment performance of the managed accounts and portfolios over one-, three-, five-, and 10-year periods and contribution to the Subadviser's overall investment process. Performance may be judged with reference to the broad based indices (e.g., the S&P 500 Index or the Russell 2000 Index) as well as an applicable Lipper index (e.g., the large cap core and multi-cap core), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Compensation is viewed with a long term horizon. The more consistent a portfolio manager's performance over time, the higher the compensation opportunity.


Fund Ownership by Portfolio Managers

The equity securities in the Advance Capital I, Inc. Funds beneficially owned by the portfolio managers as of December 31, 2007, were as follows:



                                                       Dollar Range of Equity Securities
Portfolio Manager            Advance Capital Fund      Beneficially Owned (1)
------------------------------------------------------------------------------------------
Christopher M. Kostiz        Retirement Income Fund    None
                             Balanced Fund             $1 - $10,000
                             Equity Growth Fund        Over $100,000
                             Core Equity Fund          None

Gregory O. MacKenzie         Retirement Income Fund    $10,001 - $50,000
                             Balanced Fund             $10,001 - $50,000
                             Equity Growth Fund        None
                             Core Equity Fund          None

Donald J. Peters             Retirement Income Fund    None
                             Balanced Fund             None
                             Equity Growth Fund        None
                             Core Equity Fund          None

Edward O. Eberle             Retirement Income Fund    None
                             Balanced Fund             None
                             Equity Growth Fund        None
                             Core Equity Fund          None

(1)   Ownership disclosure is made using the following ranges: None;
      $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; over $100,000.


Other Funds or Accounts Managed

In addition to the Retirement Income Fund Mr. Kostiz is responsible for the fixed income portion of the Balanced Fund and he also oversees the management of the portfolios for 9 additional investment accounts held by clients of Advance Capital Management, Inc., which represented approximately $12.3 million of assets under management as of December 31, 2007. Neither Mr. Kostiz nor Mr. MacKenzie is responsible for providing investment management of the portfolios of any other registered investment companies or pooled investment vehicles. Mr. MacKenzie is not responsible for the day-to-day management of any investment accounts other than those of the Funds.

The Equity Growth Fund and the equity portion of the Balanced Fund (the "Subadvised Funds") are managed by an Investment Advisory Committee chaired by Donald J. Peters. Mr. Peters has day-to-day responsibility for managing the Subadvised Funds and works with the Committee in developing and executing the Subadvised Funds' investment programs. Mr. Peters is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. Mr. Peters is a portfolio manager for major institutional relationships and the T. Rowe Price Diversified Mid-Cap Growth Fund, T. Rowe Price Tax-Efficient Growth Fund,
T. Rowe Price Tax-Efficient Multi-Cap Growth Fund and the equity portion of the T. Rowe Price Tax-Efficient Balanced Fund. Mr. Peters has the day-to-day responsibility for managing 15 registered investment companies which had a total of approximately $2.940 billion of assets as of December 31, 2007 and 36 other accounts which had a total of approximately $2.141 billion of assets as of December 31, 2007. None of these registered investment companies or other accounts have performance-based fees.

The Core Equity Fund is managed by an investment committee of the Seizert Capital chaired by Edward O. Eberle. Mr. Eberle has day-to-day responsibility for managing the Fund and works with this investment committee to develop and execute the Fund's investment program. Mr. Eberle is the President of Seizert Capital and serves as a portfolio manager for many of Seizert Capital's institutional and high net worth individual advisory relationships. Mr. Eberle has the day-to-day responsibility for managing 24 other separately managed accounts which had a total of approximately $597 million of assets as of December 31, 2007. None of these other accounts have performance-based fees.


Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Subadviser Portfolio Manager Compensation" section, T. Rowe Price portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Portfolio managers at Seizert Capital typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Seizert Capital has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Subadviser Portfolio Manager Compensation" section, portfolio manager compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.


12b-1 and Distribution Plan

Expenses of the Fund's Retail Shares may include distribution-related expenses which this class of shares is permitted to bear under a Plan of Distribution complying with the provisions of Rule 12b-1 under the 1940 Act. Such a Plan was approved by the Board of Directors, including a majority of the Directors who are "not interested" persons of the Company and who have no direct or indirect financial interest in the operation of the Plan. Under the Plan, 0.25% of the average daily net assets attributable to Retail Shares of each Fund, for any fiscal year, is expended for preparation, reproduction, and distribution of sales literature and prospectuses used for sales purposes; public relations and communications with investors and prospective investors; and compensation of sales personnel.

Under the Distribution Plan, each Fund is authorized to reimburse the Distributor for its activities (which are the same as those authorized by the Plan) on behalf of each Fund on a monthly basis, provided that any payment by a Fund to a Distributor, together with any other payments made by such Fund pursuant to the Plan, shall not exceed .02083% of the average daily net assets attributable to Retail Shares of each Fund for the prior month (0.25% on an annualized basis).

The Plan was initially approved on
July 17, 1987, by the Directors of the Company, including a majority of the Directors who were not "interested" persons (as defined in the 1940
Act) of the Company and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Qualified Directors). In approving the Plan, the Directors determined that the Plan was in the best interest of the shareholders of each Fund.
At the first Annual Meeting of Shareholders held on July 22, 1988, for the shareholders of the Equity Growth and Balanced Funds and July 23, 1993, for the shareholders of the Retirement Income Fund, the Plan of Distribution was approved. A modification of the plan to reduce the fees charged under the plan to 0.25% annually, was approved by the Board of Directors on April, 24, 1992. During the fiscal year ended December 31, 2007, the Company paid or accrued distribution expenses of $557,224, $1,023,083, and $1,013,270 for the Equity Growth, Balanced and Retirement Income
Fund, respectively, to the Company's distributor, Advance Capital
Services, Inc.


Administrator and Transfer Agent

Advance Capital Group, Inc., One Towne Square, Suite 444, Southfield, Michigan, 48076, serves as the Company's Administrator and Transfer
Agent.   Under the Administration and Transfer Agent Agreement, the
Administrator agrees to maintain office facilities for the Company, furnish the Company with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Company, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The administrator prepares semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with the state commissions, maintains financial accounts and records and generally assists in all aspects of the Company's operations. Advance Capital Group,

Inc., acting in its capacity as Transfer Agent, arranges for and bears the cost of processing share purchase and redemption orders, maintains shareholder record accounts and serves as dividend disbursing agent, with duties involving calculation of dividends and capital gains distributions and issuing dividend and capital gains payment records. The Transfer Agent is also responsible for preparing and mailing to shareholders periodic account statements, federal tax information and daily confirmations of transactions in Fund shares. In addition, the Transfer Agent will respond to telephone and mail inquiries concerning the status of shareholder accounts. During the fiscal year ended
December 31, 2007, the Company paid or accrued fees of $75,410, $129,310 and $138,272 for the Equity Growth Fund, Balanced Fund and Retirement Income Fund, respectively, to Advance Capital Group, Inc. for its services as transfer agent and dividend disbursing agent for the Funds.


Custodian

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is Custodian of the Company's assets. Under the custodian agreement, Fifth Third has agreed to a) maintain separate accounts in the name of the Company; b) make receipts and disbursements of money on behalf of the Company; c) collect and receive all income and other payments and distributions on account of the Company's portfolio securities; d) respond to correspondence from securities brokers and others relating to its duties; e) maintain certain financial accounts and records; and f) make periodic reports to the Company's Board of Directors concerning the Company's operations. Under the custodian agreement, the Custodian is entitled to monthly fees for furnishing custodial services and is entitled to reimbursement for its out of pocket expenses in connection with the above services.


Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 41 South High Street, Suite 2500, Columbus, Ohio 43215, serves as the independent registered public accounting firm for the Company. The financial highlights of the Company included in the Prospectus and the financial statements of the Company incorporated by reference into this Statement of Additional Information, respectively, have been audited by PricewaterhouseCoopers LLP.


Legal Counsel

Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243, acts as counsel to the Company.



                               PORTFOLIO TRANSACTIONS

The Adviser and Subadvisers are responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Company, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Investment Advisory Agreement between the Company and the Adviser and the Asset Manager's Agreements between the Adviser and the Subadvisers, both provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser and Subadvisers will seek to obtain the best net price and the most favorable execution. The Adviser and Subadvisers will consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes the Adviser and the Subadvisory Agreements authorize the Subadvisers, to the extent permitted by law and subject to the review of the Company's Board of Directors, from time to time, with respect to the extent and continuation of this policy, to cause any of the Funds to pay a broker-dealer which furnishes brokerage and research services at a higher commission than that which might be charged by another broker-dealer for effecting the same transaction. This is allowed when the Adviser or Subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or Subadviser, to the accounts to which it exercises investment direction. Such brokerage and research services may consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, yields or broad overviews of the stock market and the economy.

Supplementary research information received is in addition to and not in lieu of services required to be performed by the Adviser or Subadviser and does not reduce the investment advisory fee payable to the Adviser by the Company. Such information may be useful to the Adviser or Subadviser in servicing both the Company and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or Subadviser in carrying out its obligations to the Company.

The Company has authorized the Adviser and any Subadviser to pay slightly higher commissions to those firms that provide research services to the Adviser or Subadviser as compared to those firms which do not provide research; commonly referred to as "soft dollar" arrangements. The Adviser and Subadviser will do so only if a good faith determination is made by the Adviser or Subadviser that the commission is reasonable in relation to the value of brokerage and research services provided. The Company does not authorize any third party payments related to these "soft dollar" arrangements.


Portfolio securities will not be purchased from, or sold to, the Adviser, the Subadviser, the Distributor or any affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or by order of the Securities and Exchange Commission.


Portfolio Turnover

Portfolio turnover is the practice by mutual funds of buying and selling securities within Funds. Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of these transaction costs on the Fund's future returns.
Typically, the
greater the volume of buying and selling by the Fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, Funds with high portfolio turnover rates (100% or more) may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is about 80%. For 2007, the portfolio turnover rates for Advance Capital I, Inc. Funds were as follows:
Retirement Income Fund, 50.93%; Balanced Fund, 36.10%; and Equity Growth Fund, 32.93%. Seizer Capital expects that the portfolio turnover rate for the Core Equity Fund will be between 50% and 90%. The Advance Capital I, Inc. Funds do not intend to invest for the purpose of seeking short-term profits. While portfolio turnover can vary from year to year, it is the Adviser's and Subadviser's intent to maintain a consistent rate of portfolio turnover each year.


                      CAPITAL STOCK AND OTHER SECURITIES

Advance Capital I, Inc. shares are currently classified into four series of shares, with each series representing an ownership interest in one of four separate investment portfolios. Each series is in turn divided into two classes of shares; Retail shares and Institutional shares. Each share is entitled to such dividends and distributions out of the income earned on the assets belonging to such class of shares as are declared at the discretion of the Board of Directors.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by series or class, except as otherwise expressly required by law, or when the matter to be voted upon affects only the interest of the shareholders of a particular series or class.
At such time, shares of capital stock of the Company shall be voted by individual series or class and only shares of capital stock of the respective series or class affected by a matter shall be entitled to vote on such a matter. The approval of an investment company agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of both classes of such Fund. Also, the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of all Funds without regard to series or class.

Shares have no preemptive rights and only conversion or exchange rights as the Board of Directors allows. When issued for payment, the Company's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution of any general assets of the Company not belonging to any particular Fund which are available for distribution.

The Board of Directors is authorized, with shareholder approval, to (a) sell all assets of a Fund at net asset value for consideration involving cash or securities and transfer to another management investment company
(b) sell and convert the Fund's assets into cash and cause all shares of the Fund to be redeemed at net asset value (c) combine the assets belonging to a Fund with the assets belonging to another Fund as long as the Board of Directors determines that such combination will not have a material adverse effect on shareholders of any Fund participating in such combination.

                          PURCHASE AND PRICING OF SHARES

Shares may be purchased in any of the Funds by completing an Application to Purchase Shares. The Application and a check made payable to Advance Capital I, Inc. can be mailed to the Southfield, Michigan address located on the cover of this Statement.

Securities are valued at fair market value, or if a market quotation is not readily available or deemed unreliable, at their fair value. The net asset value is calculated by adding up the total assets attributable to each class of shares of a Fund, subtracting all of the liabilities, or debts attributable to that class of shares, and then dividing by the total number of shares of that class which are outstanding.

                                    Total Assets - Total Liabilities
            Net Asset Value = 	  ------------------------------------
                                    Number of Shares Outstanding


Set forth below is a specimen price make-up sheet showing, as of December 31, 2007, the computation of total offering price per share of Retail shares of each Fund, using the basis set forth in the Prospectus for valuation of such Fund's portfolio securities and other assets. The Core Equity Fund was not in operation at December 31, 2007.


                  SPECIMEN PRICE MAKE-UP SHEET -- DECEMBER 31, 2007

                                         Retirement         Balanced           Equity
                                         Income Fund        Fund               Growth Fund
                                        --------------      -------------      -----------------
Securities at market                     $416,170,139       $ 480,614,877      $  318,492,972
Cash and other assets,
    including accrued income                5,747,609           2,254,729             270,543
                                        --------------      -------------      -----------------
Total assets                              421,917,748         482,869,606         318,763,515
Liabilities, including accrued
     expenses                             (11,068,407)        (80,050,340)        (95,337,076)
                                        --------------      -------------      -----------------
     Net assets                          $410,849,341       $ 402,819,266      $  223,426,439
                                        --------------      -------------      -----------------
                                        --------------      -------------      -----------------

Retail Shares  - Net asset value
Net assets                               $407,339,151       $402,642,978       $  223,307,372
     Number of shares outstanding          43,045,738         22,651,508            9,136,630
     Per share                                  $9.46             $17.78               $24.44

Institutional Shares  - Net asset value
Net assets                                 $3,510,190           $176,288             $119,067
     Number of shares outstanding             371,145              9,917                4,866
     Per share                                  $9.46             $17.78               $24.47




                                   TAXATION OF THE FUNDS

The Internal Revenue Code of 1986 treats each Fund in a series mutual fund as a separate corporation. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. The Company intends to distribute to shareholders of each Fund all capital gains and income earned. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Information on the tax status of dividends is provided annually. At the time of your purchase, the Fund's net asset value may reflect undistributed income or capital gains or unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as described above.


                              PERFORMANCE INFORMATION

Average Annual Total Return

From time to time, each Fund may state its total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Fund's average annual compounded rate of return over the most recent 1, 5 and 10 year periods or life of the Fund. Each Fund's average annual compounded rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                        P(1+T)n = ERV

Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load ($0) is deducted.

        T = average annual total return
        n = number of years
        ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period

Aggregate total return is calculated in a similar manner, except that the results are not annualized.


Average Annual Total Return (After Taxes on Distributions)

Each Fund's average annual compounded rate of return after taxes on distributions is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                             P(1+T)n=ATVD

Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load ($0) is deducted:

       T = average annual total return (after taxes on distributions) n = number of years
       ATVD = ending value of the hypothetical $1,000 purchase at the end of the period after taxes on distributions but not after taxes on redemptions



Average Annual Total Return (After Taxes on Distributions and Redemption)

Each Fund's average annual compounded rate of return after taxes on distributions is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                        P(1+T)n=ATVDR

Where: P=a hypothetical initial purchase order of $1,000 from which the maximum sales load ($0) is deducted:

       T = average annual total return (after taxes on distributions and redemption)
       n = number of years
       ATVDR = ending value of the hypothetical $1,000 purchase at the end of the period after taxes on distributions and redemptions

The performance of each class of shares of the Funds, as shown below, is the average annual return for that class of the Funds for the periods listed. Security prices fluctuate during the period covered and past results should not be considered representative of future performance. Institutional shares commenced operations on May 4, 2007, and it does not yet have a full year of operations.


                              AVERAGE ANNUAL RETURN


                                                                                                 Life of
                                                                1 Year    5 Years    10 Years    Fund*
-----------------------------------------------------------------------------------------------------------
Retirement Income Fund -- Retail Shares:
    Before taxes                                                 3.43%      5.21%       5.30%     6.60%
    After taxes on distributions                                 1.40%      3.36%       2.94%     3.96%
    After taxes on distributions and sale of fund shares         2.21%      3.46%       3.09%     4.01%

Balanced Fund -- Retail Shares:
    Before taxes                                                 6.67%      9.94%       7.13%     8.49%
    After taxes on distributions                                 4.82%	    8.47%       5.67%     6.88%
    After taxes on distributions and sale of fund shares         6.00%      8.21%       5.55%     6.66%

Equity Growth Fund -- Retail Shares:
    Before taxes                                                13.38%     16.34%      10.13%     9.58%
    After taxes on distributions                                10.71%     14.76%       9.02%     8.46%
    After taxes on distributions and sale of fund shares        11.34%     14.14%       8.74%     8.18%


----------
*Effective December 29, 1993, T. Rowe Price Associates, Inc. became the investment sub-adviser with the primary responsibility for the daily equity security investment decisions for the Equity Growth Fund and the Balanced Fund. Life of fund performance reflects an inception date of August 5, 1987.


Yield Quotation

The SEC has developed a standard yield calculation that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period and reflects the dividends and interest earned during the period, after the deduction of the fund's expenses. The yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

       YIELD = 2(a-b/cd +1)6 - 1

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were
		entitled to receive dividends
d = the maximum offering price per share on the last day of the period



                           ANTI-MONEY LAUNDERING PROGRAM
The Company has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Company's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds' distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications. The Company will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


                               FINANCIAL STATEMENTS
The report of PricewaterhouseCoopers LLP, independent registered public accounting firm, and the audited financial statements of each Fund, which are contained in the Advance Capital I, Inc. Annual Report to Shareholders for the year ended December 31, 2007, previously sent to shareholders of each Fund and filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Statement of Additional Information. The Company will furnish a copy of this Annual Report to shareholders, without charge, upon request made to Advance Capital I, Inc., P.O. Box 3144, Southfield, Michigan 48037.

                   APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS

Standard & Poor's Ratings Services, a division of The McGraw-Hill
Companies, Inc.  ("S&P")

AAA -- Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay principal and interest in accordance with the terms of the obligation.
BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major rating categories.

Moody's Investors Service, Inc.
Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                   APPENDIX B-1 - PROXY VOTING POLICIES OF
                       ADVANCE CAPITAL MANAGEMENT, INC.

The following guidelines describe how Advance Capital Management, Inc. ("Management"), as adviser to the Advance Capital I, Inc. Funds, intends to vote on some commonly raised or potentially contentious proxy issues. These guidelines have been developed with a view to encourage companies to take action that is in the long-term best economic interest of shareholders. The guidelines are to help determine whether to support or oppose a proposal by a corporation (or shareholder), such action having been placed before all shareholders for a vote.

The guidelines cover a broad range of corporate governance matters. Management documents the reason for voting for or against all non-routine proxy proposals. Many types of proposals cannot be classified in advance as favorable or unfavorable. Such a determination will depend on the origin and purpose of the proposal in the specific instance. In such cases, Management will assess each proposal individually to determine the probable effect on shareholder value and the impact on the rights of shareholders.
In accordance with Management's fiduciary duty, we will vote in the manner that most enhances the long-term value of our investments.


Board Recommendations

One of the key factors to consider when investing in a particular company is the quality and depth of its management team. Management believes that the recommendation of a company's board on any issue should be given substantial weight in determining how proxies should be voted. Generally, Management will vote with the board on proxy issues. The portfolio manager has latitude to vote against the board recommendations in instances where it is believed that doing so is in the best interests of shareholders.

The following is a list of common shareholder issues along with the general view of Management on such issues:

I.  Independent Boards of Directors
Management believes that a board with a majority of unrelated directors, and whose key committees are staffed primarily or exclusively with nrelated directors are better positioned to evaluate corporate management and performance. Ordinarily, Management will not vote against a slate of directors simply because it fails to meet the independent standard. We will do so, however, if corporate performance, over a reasonable period of time, is unsatisfactory.

II.	Size of Boards of Directors
Management generally supports a board size of 5 to 16 members. A board that is too large will dilute the voting power of individual members and may reduce the effectiveness of the board. On the other hand, a board that is too small may not be able to adequately discharge its responsibilities, to the detriment of overall corporate performance. Management will not ordinarily vote against a slate of directors simply because the size of the board is outside the guidelines.

III.	Independent Registered Public Accounting Firm
The role of the auditor is central to the audit committee's ability to fulfill its responsibilities. Management prefers that the audit committee retain the services of a well-known and reputable accounting firm. Management will generally support the choice of auditors recommended by the board, specifically by the audit committee of the board. Instances of auditors being changed for reasons other than routine rotation will be reviewed on a case-by-case basis.

IV.	Management and Director Compensation
Management believes that each compensation plan must be reviewed in its entirety to determine if the individual parts serve the purpose of providing the right incentives to managers and directors and if the plan is reasonable. Compensation and incentives to company management and directors should be consistent with the long-term interests of the shareholders of the company. Incentive compensation plans must have the overriding purpose of motivating and retaining individuals and must not be unduly generous. Plans should be closely related to individual and corporate performance. In general, Management will review each compensation plan on its own merit and vote in the best interest of shareholders.


V.	Effective Stock Option Plans
Management assesses proposed stock option plans on a case-by-case basis. The features of each plan, together with the other aspects of total compensation are reviewed, and, after considering each of the issues, a determination is made concerning the reasonableness of the plan as a whole. While stock option plans can be effective compensation tools in moderation, they are of concern to shareholders and need to be closely watched. Management looks to support stock option plans with some or all of the following features.

* Potential dilution is less than 10 %.
* The numbers of options granted in a given year expressed as a percentage of shares outstanding is restricted to fewer than 1 % of shares outstanding.
* There are specific performance criteria for the award of options or the vesting of options already granted.
* Options do not vest immediately.
* There are strict limits placed on the director's ability to participate in the plan, in particular, that there is a specific and objective formula for the award of director options.
* There is no overly strong concentration of options granted to the most senior executive(s).
* There is no authority for the board of directors to lower the exercise price of options already granted.

VI.	Shareholder Rights Plans
A "shareholder rights plan" provides the shareholders of a target company with rights to purchase additional shares or to sell shares at very attractive prices, in the event of an unwanted offer for the company. These rights, when triggered, impose significant economic penalties on a hostile acquirer. Management will review shareholder rights plans on a case-by-case basis. In general, Management will not support shareholder rights plans.

VII.	Social and Corporate Responsibility Issues
Management will generally vote with the board on the following and other social issues:

* The Ceres Principles and other corporate environmental practices
* Board diversity
* Employment practices and employment opportunity
* Military, nuclear power and related energy issues
* Tobacco, alcohol, infant formula and safety in advertising practices
* Genetically-modified foods
* Political contributions/activities and charitable contribution


Conflicts of Interests
According to the Securities and Exchange Commission (SEC), an adviser will have a conflict if the adviser is called to vote on a proxy for a company and the adviser, or the adviser's controlled affiliate, also:

* Manages the company's pension plan
* Administers the company's employee benefit plan
* Provides brokerage, underwriting, insurance or banking services to the company
* Manages money for an employee group

Currently, Management has no material conflicts in voting proxies. In the unlikely event that a conflict may arise in the future, Management will disclose such material conflicts to the client and obtain the written consent of that client before voting the proxy.

Responsibility to Vote Proxies
T. Rowe Price Associates, Inc. (T. Rowe Price), the sub-adviser for the Advance Capital I, Inc. Equity Growth Fund and equity portion of the Balanced Fund, are responsible for voting proxies in these funds
(See T.Rowe Price Associates, Inc.,"Proxy Voting Policies and Procedures.").

How Proxies are Reviewed, Processed and Voted
A portfolio manager is responsible for reviewing, evaluating and voting all client proxies. In general, the above referenced guidelines will be followed when voting proxies. The votes will be processed through the Proxyvoting.com web site or through the mail by hard copy proxy vote. Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.


Voting of Securities on Loan
Management is authorized to lend portfolio securities of the Advance Capital I, Inc. Funds provided that (a) loans will be made only to financial institutions (including, but not limited to, banks, thrift institutions, insurance companies and broker-dealers), (b) loans will be continuously secured by collateral consisting of cash or U.S. government securities having a market value at least equal to the market value of the loaned securities, (c) any lending Fund shall have the right to call its loan and obtain the return of the loaned securities at any time, (d) all loans will be made only to borrowing counterparties that the Adviser determines to be creditworthy and in good standing, and (e) the total market value of all securities loaned by any Fund will not exceed 1/3 of the value of the total assets in that Fund at the time the loan is made. Management may enter into any Securities Lending Management Agreement it determines to be in the best interest of shareholders.

Proxies solicited for securities on loan by the Company cannot be voted by Management or T. Rowe Price. For issues that the portfolio manager or the investment advisor or sub-advisor determines should receive a vote by the Company, Management may request that those securities be returned, at any time, in order to vote the proxy. Once the vote is complete, the securities may again be presented for loan. Records of each security on loan will be maintained in the Shareholder Services department and provided to the Board of Directors for review each quarter.


Reporting and Record Retention
Reports for the Advance Capital I, Inc., Equity Growth and Balanced Fund will be furnished by T. Rowe Price. The reports will specify the proxy issues which have been voted for during the period covered and the position taken with respect to each issue. Reports normally cover quarterly or annual periods.

Management retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a board, and documentation on shares voted differently. All proxy voting materials and supporting records are retained for five years.

                   APPENDIX B-2 - PROXY VOTING POLICIES OF
                         T. ROWE PRICE ASSOCIATES, INC.

The following is a summary of the Proxy Voting Policies and Procedures of
T. Rowe Price Associates, Inc., the Sub-Adviser to the Advance Capital I, Inc. Equity Growth Fund and the equity portion of the Balanced Fund.

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote-such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice,
T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.


Proxy Administration

The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group ("RMG") (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing
T. Rowe Price's voting guidelines-many of which are consistent with RMG positions-T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.


Fiduciary Considerations

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.


Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.


T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:


Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors on key committees that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on key board committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for failing to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors as well as those that seek to dismantle a staggered board.


Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members.


Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.


Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company's business and operations that have not been adequately addressed by management. T. Rowe Price may support well-targeted shareholder proposals that call for enhanced disclosure by companies on environmental and public policy issues that are particularly relevant to their businesses.



Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's

Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside
business activities.   Portfolio managers or Proxy Committee members
with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.



Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

                     APPENDIX B-3 - PROXY VOTING POLICIES OF
                         SEIZERT CAPITAL PARTNERS, LLC

I. POLICY STATEMENT
Introduction - Seizert Capital Partners, LLC (the "Advisor") is adopting these proxy voting policies and procedures (the "Policies and Procedures") in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and its associated record keeping requirements.

The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which the Advisor has authority to vote client proxies. The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. Other, similar rights such as consent rights shall be evaluated on a case-by-case basis.

Pursuant to the Policies and Procedures and its fiduciary duties, the Advisor will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Advisor's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets. In fulfilling its obligations to clients, the Advisor will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Advisor with a statement of proxy voting policy. In these situations, the Advisor seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Advisor.

Duty to Vote Proxies - The Advisor acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Advisor, would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Advisor's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English,
(ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for it period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the Advisor's voting instructions. Accordingly, the Advisor may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-US company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Advisor believes its clients will derive by voting on the company's proposal, the Advisor may decide not to attempt to vote at the meeting.


Material Conflicts - The Advisor will vote its clients' proxies in the best interests of its clients and not its own. In voting client proxies, the Advisor will avoid material conflicts of interests between the interests of the Advisor and its affiliates on the one hand and the interests of its clients on the other. The Advisor recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, the Advisor understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. The Advisor acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.


II.	GENERAL PROXY VOTING GUIDELINES
It is the policy of the Advisor in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients. To ensure consistency in voting proxies on behalf of its clients, the Advisor utilizes the proxy voting guidelines (the "Proxy Voting Guidelines") set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues


A. Management Proposals:
1. The following management sponsored proposals are often voted in support of management:

 X                         Selection or ratification of auditors
For   Against     Case
                  by
                  Case

 X                         Approval of financial statements, director,
For   Against     Case     and auditor reports
                  by
                  Case

 X                         Election of Directors
For   Against     Case
                  by
                  Case


 X                         Limiting Directors' liability and broadening
For   Against     Case      indemnification of Directors
                  by
                  Case


 X                         Requirement that a certain percentage (up to
For   Against     Case     66 2/3%) of its Board's members be comprised
                  by        of independent and unaffiliated Directors
                  Case

 X                         Requirement that members of the company's
For   Against     Case     compensation, nominating and audit committees
                  by       be comprised of independent or unaffiliated
                  Case     Directors

 X                         Recommendations to set retirement ages or
For   Against     Case     require specific levels of stock ownership
                  by       by Directors
                  Case

 X                         General updating/corrective amendments to the
For   Against     Case     charter
                  by
                  Case


 X                         Elimination of cumulative voting
For   Against     Case
                  by
                  Case

 X                         Elimination of preemptive rights
For   Against     Case
                  by
                  Case

 X                         Provisions for confidential voting and
For   Against     Case     independent tabulation of voting results
                  by
                  Case

 X                         Proposals related to the conduct of the annual
For   Against     Case     meeting except those proposals which relate to
                  by       the "transaction of such other business which
                  Case     may come before the meeting"


 X                         Capitalization changes which eliminate other
For   Against     Case     classes of stock and voting rights
                  by
                  Case

 X
For   Against     Case     Proposals to increase the authorization of
                  by       existing classes of stock if: (i) a clear and
                  Case     legitimate business purpose is stated; (ii)
                           the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 10% of shares currently authorized and at least 10% of the new authorization will be outstanding

 X
For   Against     Case     Proposals to create a new class of preferred
                  by       stock up to 10% of issued captial unless the
                  Case     terms of the preferred stock would adversly
                           affect the rights of existing shareholders

 X
For   Against     Case     Proposals for share repurchase plans, unless
                  by       it appears that a repurchase plan lacks
                  Case     a bona fide business purpose


 X                         Proposals to reduce the number of authorized
For   Against     Case     shares of common or preferred stock, or to
                  by       eliminate classes of preferred stock, provided
                  Case     such proposals have a legitimate business
                           purpose

 X                         Proposals to effect stock splits unless such
For   Against     Case     a split would be contrary to shareholders' best
                  by       interests
                  Case

 X                         Proposals to effect reverse stock splits if
For   Against     Case     management proportionately reduces the
                  by       authorized share amount set forth in the
                  Case     corporate charter.  Reverse stock spilts that do
                           no adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shsares coincides with the proxy guidelines set forth above for common stock increases

 X                         Director fees unless the amounts are excessive
For   Against     Case     relative to other companies in the country or
                  by       industry
                  Case


 X                         Employee stock purchase plans that permit
For   Against     Case     discounts up to 15%, but only for grants that are
                   by      part of a broad based employee plan, including
                   Case    all non-executive employees

 X                         Establishment of Employee Stock Option Plans and
For   Against     Case     other employee ownership plans
                  by
                  Case

 X                         Modify or rescind existing supermajority vote
For   Against     Case     requirements to amend the charters or bylaws
                  by
                  Case

 X                         Adoption of anti-greenmail provisions provided
For   Against     Case     that the proposal (i) defines greenmail, (ii)
                  by       prohibits buyback offers to large block holders
                  Case     not made to all shareholders or not approved by
                           disinterested shareholders, and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders


2. The following proposals are often voted against, notwithstanding management support:

         X                 Capitalization changes which add classes of stock
For   Against     Case     which substantially diltue the voting interests
                   by      of existing shareholders
                   Case

         X                 Proposals to increase the authorized number of
For   Against     Case     shares of existing classes of stock which carry
                  by       preemptive rights or super voting rights
                  Case

         X                 Creation of blank check preferred stock
For   Against     Case
                   by
                  Case

         X                 Changes in capitalization by 5% or more where
For   Against     Case     management does not offer an appropriate
                  by       rationale of where it is contrary to the best
                  Case     interests of existing shareholders

         X
For   Against     Case by Case

Compensation proposals that allow for discounted stock options which have not been offered to employees in general


         X
For   Against     Case by Case

Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered


         X
For   Against    Case by Case

Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

         X
For   Against    Case by Case

Shareholders rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding


         X
For   Against    Case by Case

Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions


         X
For   Against    Case by Case

Proposals to indemnify auditors




3. The following types of proposals are often voted on a case-by-case basis:

                   X
For   Against    Case by Case

Mergers, acquisitions and other special corporate transactions
(i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis


                   X
For   Against    Case by Case

Executive/Director stock option plans. Generally, the stock option plans should meet the following criteria: (i) Whether the stock option plan is incentive based; (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval; and (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval


                   X
For   Against    Case by Case

Proposals requiring shareholder ratification of poison pills



B.  Shareholder Proposals:

1.  The following shareholder proposals are often supported:

 X
For   Against     Case by Case

Requiring Auditors to attend the annual meeting of shareholders

 X
For   Against     Case by Case

Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors


2. The following shareholder proposals are often determined on a case-by-case basis:

                   X
For   Against    Case by Case

Proposals which limit tenure of directors


                    X
For   Against     Case by Case

Proposals to limit golden parachutes


                    X
For   Against     Case by Case

Proposals requiring directors to own large amounts of stock to be eligible for election


                    X
For   Against     Case by Case

Restoring cumulative voting in the election of directors


                    X
For   Against     Case by Case

Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors



                    X
For   Against     Case by Case

Proposals which limit retirement benefits or executive compensation



                    X
For   Against     Case by Case

Requiring shareholder approval for Bylaw or charter amendments



                    X
For   Against     Case by Case

Requiring shareholder approval for shareholder rights plan or poison pill



                    X
For   Against     Case by Case

Requiring shareholder approval of golden parachutes



                    X
For   Against     Case by Case

Confidential voting



                    X
For   Against     Case by Case

Elimination of certain anti-takeover related provisions



                    X
For   Against     Case

Reduction or elimination of supermajority vote requirements

                    X
For   Against     Case by Case

Prohibit payment of greenmail



3.	The following shareholder proposals are often not supported:

         X
For   Against      Case by Case

Requirements that the issuer prepare reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders


         X
For   Against      Case by Case

Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders



         X
For   Against     Case by Case

Proposals which require inappropriate endorsements or corporate actions




III.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. Proxy Review Committee
The Advisor's Proxy Review Committee (the "Committee") is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and II. Among other things, the Committee is responsible for the following:

1. The Committee, consisting of members designated by the Chief Executive Officer, shall establish and review these Policies and Procedures and determine how the Advisor will vote proxies on an ongoing basis.

2. The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Advisor's clients.

3. The Committee shall meet as needed to oversee and address all questions relating to the Advisor's Policies and Procedures, including: (1) general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures; (3) determining whether voting on matters in the manner favored by the Advisor are "material" conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended; (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. "case by case" matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, "Discretionary Proposals");
(5) determining whether to override the Proxy Voting Guidelines with respect to any proxy vote; and (6) designating a compliance officer
(the "Compliance Officer") to implement the Operating Procedures set forth in Part B of this Section III.

4. The Committee will periodically review the Proxy Voting Guidelines to determine if they are current and consistent with the Advisor's policy and will make appropriate changes as needed.

B. Operating Procedures
The following operating procedures are intended to ensure that the Advisor satisfies its proxy voting obligations:

1. The Compliance Officer will review all new client accounts to determine whether (i) the account contains voting securities and (ii) the client has delegated proxy voting authorization to the Advisor in the investment advisory agreement or (iii) the client has otherwise provided specific voting instructions. Any questions regarding whether or not a security is a "voting" security or whether voting authority has been delegated by a client will be directed to the General Counsel of the Advisor.

2. The Compliance Officer will receive proxy materials and ballots and reconcile these materials with holdings in client accounts at least once monthly.

3. The Compliance Officer will compile and review the matters to be voted on, at least once monthly, and determine: (i) which matters are to be voted in accordance with the Proxy Voting Guidelines (a "Pre-Determined Matter"); and (ii) which matters are Discretionary Matters and (iii) which matters are to be voted pursuant to the instructions of clients (a "Directed Matter"). Any questions regarding whether a matter is a Pre-Determined Matter, a Discretionary Matter or a Directed Matter will be directed to the General Counsel of the Advisor.

4. For all Discretionary Matters, the Compliance Officer shall screen the matter and make a preliminary determination regarding whether the matter presents a potential material conflict of interest between the interests of the Advisor and its affiliates on the one hand and the Advisor's client on the other.

In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the Compliance Officer shall compile and maintain a list of the following as applicable:

 (a) all issuers for which the Advisor or its affiliates manages assets;
 (b) all issuers for which the Advisor or its affiliates administers employee benefit plans;
 (c) all issuers for which the Advisor or its affiliates brokerage, underwriting or Insurance;

 (d) any issuer for which the Advisor or its affiliates is soliciting the provision of services enumerated in (a), (b) and (c);
 (e) any other issuer with which the Advisor or its affiliates or its senior officers has a material business relationship; and
 (f) any employee group for which the Advisor manages money;

This list, which the Compliance Officer shall update at least quarterly, shall be known as the "Master Conflicts List." The Compliance Officer shall screen the issuer, employee group or any other material related party ("Material Parties") involved in the Discretionary Matter against the Master Conflicts List and develop a list of potential conflicts
("Potential Conflicts List").

5. For each Discretionary Matter, the Compliance Officer shall solicit written reports from portfolio managers, investment personnel, analysts and other employees of the advisor who may have an investment or other professional interest in the Discretionary Matter. The Compliance Officer
shall compile these reports in an "Advisory Report."6.	The Compliance
Officer shall present each meeting of the Committee with: (i) a list of all Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines; (ii) a list of all Discretionary Matters; (iii) a list of all Directed Matters to be voted in accordance with client instructions (iv) the Potential Conflicts List; and (v) any Advisory Reports.

7. The Committee shall meet quarterly. The Committee shall review and approve the list of Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines and the list of all Directed Matters to be voted in accordance with client instructions. For each Discretionary Matter presented, the Committee will determine: (i) the manner in which to vote on the proxy and, (ii) whether the manner in which the Committee has determined to vote the proxy would, under the facts and circumstances, create a material conflict of interest between the interests of the Advisor and its affiliates on the one hand and the Advisor's clients on the other. In making the finding required in (ii) above, the Committee shall consider the Potential Conflicts List and any other material relationship known to the Committee between the Advisor and its affiliates and the Material Parties.

If the Proxy Review Committee determines that with respect to any Discretionary Matter that a material conflict of interest exists in voting the Discretionary Matter in the manner favored by the Committee, the Committee shall direct the Compliance Officer to obtain the informed written consent of the affected client (or clients) to the Committee's favored vote. If obtaining such consent from any client is impracticable or undesirable, the Advisor shall vote the client's proxy in accordance with the recommendation of an independent third-party service provider experienced in such matters to be retained by the Advisor on a case-by-case basis, as necessary.

8. If any portfolio manager, investment person, or any other employee of the Advisor wishes to vote a proxy with respect to a Pre-Determined Matter in a manner other than that set forth in the Proxy Voting Guidelines (an "Override Matter"), such person shall contact the Compliance Officer. The Compliance Officer shall screen the Override Matter against the Master List and include the results on the Potential Conflicts List. The Compliance Officer shall also solicit an Advisory Report for presentation to the Committee. The Override Matter shall be presented at the next scheduled meeting of the Committee for a determination of: (i) whether the matter should be voted in a manner other than as specified in the Proxy Voting Guidelines; and (ii) whether the manner in which the Committee has determined to vote the proxy would constitute a material conflict of interest. If the Committee determines that a material conflict of interest exists with respect to voting the Override Matter in the manner it favors, the Committee shall direct the Compliance Officer to either: (i) vote the Override Matter in the manner originally prescribed by the Proxy Voting Guidelines; or (ii) obtain the informed written consent of the affected client (or clients) to the Committee's favored vote.


9. Directed Matters will be voted in accordance with the instructions of the client.
10. The Compliance Officer will ensure that all proxies are voted in accordance with these Procedures and Policies.
11. The Compliance Officer may delegate any of his or her functions to a third party proxy voting or other service provider.
12. All decisions of the Committee, including all determinations regarding whether or not a material conflict of interest existed with respect to a Discretionary or Override Matter and the basis for such determination, shall be documented in writing and maintained by the Compliance Officer for a period of at least 3 years.

IV.  CLIENT DISCLOSURE POLICIES
The Advisor will disclose the Policies and Procedures to its clients. The Advisor's disclosure will consist of a "concise summary" of SEC
Rule 206(4)-6. This disclosure will also tell clients how to get a complete copy of the Advisor's policies and procedures. The proxy voting disclosure will be provided to existing clients through a separate mailing on or before August 6, 2003. The Advisor's proxy voting disclosure will be provided to new clients in the Advisor's "brochure" or Part II to its Form ADV which will be delivered with a letter identifying the presence of the disclosure. The Compliance Officer will provide any client, upon written request, with a tabulation of how such client's proxies were voted by the Advisor.

V.  RECORDKEEPING REQUIREMENTS
Rule 204-2 under the Advisers Act, as amended, requires that the Advisor retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by the investment adviser that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisor will keep all written requests from clients and any written response from the Advisor (to either a written or an oral request). The Advisor may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that the Advisor has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Part C - Other Information

Item 23.  Exhibits

(a) Articles of Amendment and Restatement, as amended through
October 26, 2007 (previously filed as Exhibit (a) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement,
SEC file No. 33-13754 and incorporated herein by reference)
(b) Bylaws, as amended April 23, 2004 (previously filed as Exhibit (b)
to Post-Effective Amendment No. 29 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)
(c) None
(d)(1) Investment Advisory Agreement, dated August 3, 1987, as amended October 1, 2007 (previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)
(d)(2) Asset Manager's Agreement, dated December 15, 1993, between
Advance Capital Management, Inc. and T. Rowe Price Inc. relating to the Advance Capital I, Inc. Balanced Fund (previously filed as
Exhibit (d)(2) to Post-Effective Amendment No. 34 to the registrant's
Form N-1A registration statement, SEC file No. 33-13754 and
incorporated herein by reference)
(d)(3) Asset Manager's Agreement, dated December 21, 1993, between
Advance Capital Management, Inc. and T. Rowe Price Inc. relating to the Advance Capital I, Inc. Equity Growth Fund (previously filed as
Exhibit (d)(3) to Post-Effective Amendment No. 34 to the registrant's
Form N-1A registration statement, SEC file No. 33-13754 and
incorporated herein by reference)
(d)(4) Subadvisory Agreement, dated January 2, 2008, between Advance
Capital Management, Inc. and Seizert Capital Partners, LLC, relating to the Advance Capital I, Inc. Core Equity Fund (previously filed as
Exhibit (d)(4) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)
(e) Distribution Agreement with Advance Capital Services, Inc. as amended October 1, 2007 (previously filed as Exhibit (e) to Post-Effective
Amendment No. 34 to the registrant's Form N-1A registration statement,
SEC file No. 33-13754 and incorporated herein by reference)
(f) None
(g) Custodian Agreement with Fifth Third Bank (previously filed as
Exhibit (p) to Post-Effective Amendment No. 24 to the registrant's Form N-1A registration statement and incorporated herein by reference)
(h) Administration and Transfer Agent Agreement with Advance Capital Group,
Inc., amended October 26, 2007 	(previously filed as Exhibit (h) to
Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)
(i) Opinion of Dykema Gossett PLLC regarding legality of issuance of shares (filed herewith)
(j) Consent of PricewaterhouseCoopers LLP (filed herewith)
(k) None
(l) None

(m) Plan of Distribution pursuant to Rule 12b-1 as amended January 26, 2007 (previously filed as Exhibit (m) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)
(n) None
(o) Power of Attorney (previously filed as Exhibit (o) to Post-Effective Amendment No. 28 to the registrant's Form N-1A registration statement, SEC File No. 33-13754 and incorporated herein by reference)
(p)(1) Code of Ethics of Advance Capital Management, Inc., as revised January 26, 2007 (previously filed as Exhibit (p) to Post-Effective Amendment No. 31 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)
(p)(2) Code of Ethics of T. Rowe Price Associates, Inc., with respect to the Balanced Fund and the Equity Growth Fund (previously filed as Exhibit
(p) to Post-Effective Amendment No. 1 to the T. Rowe Price Short-Term Income Fund, Inc. Form N-1A registration statement, SEC file No. 333-136805, and incorporated herein by reference)
(p)(3)	Code of Ethics of
Seizert Capital Partners, LLC, with respect to the Core Equity Fund (previously filed as Exhibit (p)(3) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)

Item 24. Persons Controlled By or Under Common Control with Registrant Not applicable.

Item 25.  Indemnification
     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw, which is in full force and effect and has not been modified or cancelled:


Article VI

Section 2. Indemnification of Directors and Officers. Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland, the Securities act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(b) Advances. Any current or former director or officer of the Corporation claiming indemnification within the scope of this Section
2 shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force.

(c) Procedure. On the request of any current or former director or officer requesting indemnification or an advance under this Section 2, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Laws of the State of Maryland, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, whether the standards required by this Section 2 have been met.

(d) Other Rights. The indemnification provided by this Section 2 shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of the Investment Advisor

Advance Capital Management, Inc. (Management) is a Michigan corporation established in 1986 for the purpose of providing investment management services. Management, a registered investment adviser with the Securities and Exchange Commission and the State of Michigan, is a wholly owned subsidiary of Advance Capital Group, Inc. (Group). Group also owns Advance Capital Services, Inc. (Services) a financial services company that is a licensed National Association of Securities Dealers, Inc. broker-dealer. The owners of Group and the directors and officers of Services and Management are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies is One Towne Square, Suite 444, Southfield, Michigan, 48076.
The chart below shows the ownership and control of these three firms and of the Registrant as well.



Position	Group		Services	Management	Registrant
-------------------------------------------------------------------------------------
Owner(s)	Cappelli        Group           Group           Shareholders
		Rathka
		Shoemaker

Directors	Cappelli	Cappelli	Cappelli	Ahern, J.A.
		Rathka		Rathka		Rathka		Cappelli, R.J.
		Shoemaker	Shoemaker	Shoemaker	Johnson, D.D.
								Saeli, T.L.
								Loichle, J.E.

President	Cappelli	Theisen  	Kostiz		Cappelli
Vice President	Harkleroad	Cappelli	Cappelli	Harkleroad
		Katynski	Harkleroad	Harkleroad	Katynski
				Katynski	Katynski	Kostiz
CCO		Harkleroad	Harkleroad	Harkleroad	Harkleroad
Treasurer	Cappelli	Cappelli	Cappelli	Cappelli
Secretary	Harkleroad	Harkleroad	Harkleroad	Harkleroad
Asst. Secretary	Katynski	Katynski	Katynski	Katynski



Item 27.	  Principal Underwriter
      	Advance Capital Services, Inc. (Services) is a Michigan corporation which was established in 1986 to provide financial services and broker-dealer services. Currently, it is not distributing securities for any other investment companies. The directors and officers of Services are identified in Item 25 above.


Item 28.  Location of Accounts and Records
(1) Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan, 48076 (records relating to its functions as investment adviser).

(2) Advance Capital Services, Inc., One Towne Square, Suite 444,
Southfield, Michigan 48076 (records relating to its functions as distributor)

(3) Advance Capital Group, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (records relating to its functions as administrator and transfer agent)

(4) Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (records relating to its functions as custodian).

(5) Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243-1668 (records relating to its functions as legal counsel).


Item 29.  	Management Services
      Not applicable.


Item 30.  	Undertakings
      None.

				SIGNATURES

     	Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, the State of Michigan, on April 30, 2008.


ADVANCE CAPITAL I, INC.


By: /S/ CHRISTOPHER M. KOSTIZ
       Christopher M. Kostiz, Vice President

      	Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on April 30, 2008.

Name				Title
------------------------        --------------------------------------------

/S/ ROBERT J. CAPPELLI	        President, Treasurer and Director
Robert J. Cappelli		(Principal executive officer and principal
                                 financial officer)


/S/ JULIE A. KATYNSKI	        Vice President
Julie A. Katynski		(Principal accounting officer)


       *                        Director
Joseph A. Ahern


       *       			Director
Dennis D. Johnson


       *      			Director
Janice E. Loichle


       *      			Director
Thomas L. Saeli


*By: /S/ CHRISTOPHER M. KOSTIZ
        Christopher M. Kostiz, Attorney-in-fact

EXHIBIT INDEX

(a)	Articles of Amendment and Restatement, as amended through October
26, 2007 (previously filed as Exhibit (a) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)

(b)	Bylaws, as amended April 23, 2004 (previously filed as Exhibit
(b) to Post-Effective Amendment No. 29 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)

(c)	None

(d)(1)	Investment Advisory Agreement, dated August 3, 1987, as amended
October 1, 2007 (previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)

(d)(2)	Asset Manager's Agreement, dated December 15, 1993, between
Advance Capital Management, Inc. and T. Rowe Price Inc. relating to the Advance Capital I, Inc. Balanced Fund (previously filed as Exhibit (d)(2) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)

(d)(3)	Asset Manager's Agreement, dated December 21, 1993, between Advance
Capital Management, Inc. and T. Rowe Price Inc. relating to the Advance Capital I, Inc. Equity Growth Fund (previously filed as Exhibit (d)(3) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)

(d)(4)	Subadvisory Agreement, dated January 2, 2008, between Advance
Capital Management, Inc. and Seizert Capital Partners, LLC, relating to the Advance Capital I, Inc. Core Equity Fund (previously filed as Exhibit (d)(4) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)

(e)	Distribution Agreement with Advance Capital Services, Inc. as amended October 1, 2007 (previously filed as Exhibit (e) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)

(f)	None

(g)	Custodian Agreement with Fifth Third Bank (previously filed as
Exhibit (p) to Post-Effective Amendment No. 24 to the registrant's Form N-1A registration statement and incorporated herein by reference)

(h)	Administration and Transfer Agent Agreement with Advance Capital
Group, Inc., amended October 26, 2007 (previously filed as Exhibit (h) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)

(i)	Opinion of Dykema Gossett PLLC regarding legality of issuance of shares (filed herewith)

(j)	Consent of PricewaterhouseCoopers LLP (filed herewith)

(k)	None

(l)	None

(m)	Plan of Distribution pursuant to Rule 12b-1 as amended January
26, 2007 (previously filed as Exhibit (m) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)

(n)	None

(o)	Power of Attorney (previously filed as Exhibit (o) to Post-Effective
Amendment No. 28 to the registrant's Form N-1A registration statement, SEC File No. 33-13754 and incorporated herein by reference)

(p)(1)	Code of Ethics of Advance Capital Management, Inc., as revised
January 26, 2007 (previously filed as Exhibit (p) to Post-Effective Amendment No. 31 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)

(p)(2)	Code of Ethics of T. Rowe Price Associates, Inc., with respect to the Balanced Fund and the Equity Growth Fund (previously filed as Exhibit
(p) to Post-Effective Amendment No. 1 to the T. Rowe Price Short-Term Income Fund, Inc. Form N-1A registration statement, SEC file No.
333-136805, and incorporated herein by reference)(p)(3)	Code of Ethics of
Seizert Capital Partners, LLC, with respect to the Core Equity Fund (previously filed as Exhibit

(p)(3) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)